U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 /x/


         Pre-Effective Amendment No.
                                     ----------

         Post-Effective Amendment No.      9
                                      ----------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         /x/

         Amendment No.      9
                       ----------


                        (Check appropriate box or boxes)

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

               (Exact Name of Registrant as Specified in Charter)

                          312 Walnut Street, 21st Floor
                              Cincinnati, OH 45202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (513) 629-2000

                             Malcolm D. Clarke, Jr.
                          Brundage, Story and Rose LLC
                                  One Broadway
                            New York, New York 10004
                     (Name and Address of Agent for Service)

                                   Copies to:

                              John A. Dudley, Esq.
                              Sullivan & Worcester
                          1025 Connecticut Avenue, N.W.
                             Washington, D.C. 20036

It is proposed that this filing will become effective (check appropriate box)

/X/   immediately upon filing pursuant to paragraph (b)
/ /   on (date) pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a)
/ /   on (date) pursuant to paragraph (a) of Rule 485


    Registrant has registered an indefinite number of shares of beneficial interest of its Brundage, Story and Rose Equity Fund and its Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended November 30, 1997 was filed with the Commission on January 30, 1998.

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

PART A
------

Item No.  Registration Statement Caption            Caption in Prospectus
--------  ------------------------------            ---------------------

1.        Cover Page                                Cover Page

2.        Synopsis                                  Expense Information

3.        Condensed Financial Information           Financial Highlights;
                                                    Performance Information

4.        General Description of Registrant         Operation of the Funds;
                                                    Investment Objectives,
                                                    Investment Policies and
                                                    Risk Considerations

5.        Management of the Fund                    Operation of the Funds;
                                                    Financial Highlights

6.        Capital Stock and Other Securities        Cover Page; Operation of
                                                    the Funds; Dividends and
                                                    Distributions; Taxes

7.        Purchase of Securities Being Offered      How to Purchase Shares;
                                                    Shareholder Services;
                                                    Calculation of Share
                                                    Price; Exchange
                                                    Privilege; Operation of
                                                    the Funds; Distribution
                                                    Plan; Application

8.        Redemption or Repurchase                  How to Redeem Shares;
                                                    Shareholder Services

9.        Pending Legal Proceedings                 Inapplicable


PART B
------
                                                    Caption in Statement
                                                    of Additional
Item No.  Registration Statement Caption            Information
--------  ------------------------------            ----------------------

10.       Cover Page                                Cover Page

11.       Table of Contents                         Table of Contents

                                       (i)

12.       General Information and History           The Trust

13.       Investment Objectives and Policies        Definitions, Policies and
                                                    Risk Considerations;
                                                    Quality Ratings of
                                                    Corporate Bonds and
                                                    Preferred Stocks;
                                                    Investment Limitations;
                                                    Portfolio Turnover

14.       Management of the Fund                    Trustees and Officers

15.       Control Persons and Principal Holders     Principal Security
          of Security                               Holders


16.       Investment Advisory and Other Services    The Investment Adviser;
                                                    Distribution Plan;
                                                    Custodian; Auditors;
                                                    Countrywide Fund
                                                    Services, Inc.


17.       Brokerage Allocation and Other            Securities Transactions
          Practices

18.       Capital Stock and Other Securities        The Trust

19.       Purchase, Redemption and Pricing of       Calculation of Share
          Securities Being Offered                  Price; Redemption in Kind

20.       Tax Status                                Taxes

21.       Underwriters                              The Underwriter

22.       Calculation of Performance Data           Historical Performance
                                                    Information

23.       Financial Statements                      Annual Report

PART C
------

    The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                      (ii)

                  Brundage,
             Story and Rose
           Investment Trust
---------------------------
                 Prospectus
---------------------------
              April 1, 1998
---------------------------

---------------------------
                Equity Fund
---------------------------

---------------------------
    Short/Intermediate Term
---------------------------
          Fixed-Income Fund
---------------------------

---------------------------

---------------------------

---------------------------

---------------------------

---------------------------
[LOGO]

Brundage, Story and Rose
Investment Trust
------------------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

Board of Trustees
------------------------------------
Malcolm D. Clarke, Jr.
Francis S. Branin, Jr.
Cheryl L. Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

Investment Adviser
------------------------------------
Brundage, Story and Rose LLC
One Broadway
New York, New York  10004


Underwriter
------------------------------------
CW FUND DISTRIBUTORS, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094


Transfer Agent
------------------------------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-320-2212
Cincinnati: 513-629-2070

Rate Line
Nationwide: (Toll-Free) 800-852-4052

Table of Contents
------------------------------------
Expense Information ...........    2
Financial Highlights ..........    3
Investment Objectives,
  Investment Policies
  and Risk Considerations .....    5
How to Purchase Shares ........   11
Shareholder Services ..........   12
How to Redeem Shares ..........   13
Exchange Privilege ............   15
Dividends and Distributions....   15
Taxes .........................   16
Operation of the Funds ........   16
Distribution Plan .............   18
Calculation of Share Price ....   18
Performance Information .......   19

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                                      PROSPECTUS
                                                                   April 1, 1998
                   BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
                         312 Walnut Street, 21st Floor
                          Cincinnati, Ohio 45202-4094
--------------------------------------------------------------------------------
Brundage, Story and Rose Investment Trust currently offers two separate series of shares to investors, the Brundage, Story and Rose Equity Fund and the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (individually a "Fund" and collectively the "Funds").

The Brundage, Story and Rose Equity Fund seeks to provide protection and enhancement of capital. The Fund invests primarily in common stocks and securities convertible into common stock.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Fund may provide higher income, but with less principal stability and greater credit risks than a money market fund. Because the Fund may provide a more stable level of income than a money market fund (i.e., the Fund's yield will not change as rapidly during periods of fluctuating interest rates), the Fund's yield may not rise as rapidly as that of a money market fund during periods of rising interest rates. Although the Fund may provide more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities, it may provide a lower yield. The Fund invests primarily in short and intermediate-term fixed-income securities.

Brundage, Story and Rose LLC (the "Adviser"), One Broadway, New York, New York, manages the Funds' investments. Brundage, Story and Rose LLC is an independent investment counsel firm that has advised individual and institutional clients since 1932.

This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated April 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.
--------------------------------------------------------------------------------
For Information or Assistance in Opening An Account, Please Call:
Nationwide (Toll-Free)............................................  800-320-2212
Cincinnati........................................................  513-629-2070
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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EXPENSE INFORMATION
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
    Sales Load Imposed on Purchases ..................................     None
    Sales Load Imposed on Reinvested Dividends .......................     None
    Exchange Fee .....................................................     None
    Redemption Fee ...................................................     None*
    Check Redemption Processing Fee (per check) ......................    $0.50

* A wire transfer fee is charged by the Fund's Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)


                                                                    Short/Inter.
                                                         Equity     Term Fixed-
                                                          Fund      Income Fund
                                                          ----      -----------
Management Fees ...................................       .65%         .08%(A)
12b-1 Fees(B) .....................................       .01%         .01%
Other Expenses ....................................       .53%         .56%
                                                         -----        -----
Total Fund Operating Expenses .....................      1.19%         .65%(C)
                                                         =====        =====

(A) Absent waivers of management fees, such fees would have been .50% for the fiscal year ended November 30, 1997.
(B) Each Fund may incur 12b-1 fees in an amount up to .25% of its average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent waivers of management fees, total Fund operating expenses would have been 1.07% for the fiscal year ended November 30, 1997.


The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. The Example below should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                   Equity    Short/Inter. Term
                                    Fund     Fixed-Income Fund
                                    ----     -----------------
                1 Year              $ 12            $ 7
                3 Years               38             21
                5 Years               65             36
                10 Years             144             81

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of November 30, 1997 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070) or by writing to the Trust at the address on the front of this Prospectus.

Equity Fund        Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                                                       From Date
                                                                                                                       of Public
                                                                                                                        Offering
                                                   Year        Year        Year        Year        Year        Year  (Jan. 2, 1991)
                                                  Ended       Ended       Ended       Ended       Ended       Ended      Through
                                                 Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,
                                                   1997        1996        1995        1994        1993        1992        1991
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ......... $ 17.18     $ 14.91     $ 12.43     $ 12.70     $ 12.26     $ 10.85     $ 10.00
                                                 -------     -------     -------     -------     -------     -------     -------
Income from investment operations:
   Net investment income .......................    0.06        0.06        0.07        0.06        0.09        0.12        0.15
   Net realized and unrealized gains on
    investments ................................    3.65        2.97        3.02        0.11        0.76        1.40        0.92
                                                 -------     -------     -------     -------     -------     -------     -------
Total from investment operations ...............    3.71        3.03        3.09        0.17        0.85        1.52        1.07
                                                 -------     -------     -------     -------     -------     -------     -------
Less distributions:
   Dividends from net investment income ........   (0.06)      (0.07)      (0.06)      (0.06)      (0.10)      (0.11)      (0.15)
   Distributions from net realized gains .......   (1.43)      (0.69)      (0.55)      (0.38)      (0.31)         --       (0.07)
                                                 -------     -------     -------     -------     -------     -------     -------
Total distributions ............................   (1.49)      (0.76)      (0.61)      (0.44)      (0.41)      (0.11)      (0.22)
                                                 -------     -------     -------     -------     -------     -------     -------
Net asset value at end of period ............... $ 19.40     $ 17.18     $ 14.91     $ 12.43     $ 12.70     $ 12.26     $ 10.85
                                                 =======     =======     =======     =======     =======     =======     =======
Total return ...................................   23.98%      21.27%      26.08%       1.35%       6.83%      14.39%      11.64%(B)
                                                 =======     =======     =======     =======     =======     =======     =======
Net assets at end of period (000's) ............ $35,343     $27,540     $24,191     $18,821     $19,150     $15,081     $ 9,103
                                                 =======     =======     =======     =======     =======     =======     =======

Ratio of expenses to average net assets(A) .....    1.19%       1.30%       1.45%       1.50%       1.50%       1.50%       1.48%(B)

Ratio of net investment income to
  average net assets ...........................    0.34%       0.42%       0.52%       0.51%       0.74%       1.05%       1.51%(B)

Portfolio turnover rate ........................      49%         44%         42%         44%         45%         44%         37%(B)

Average commission rate per share(C) ........... $0.0499     $0.0490          --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------------

(A) Absent fee waivers by the Adviser, the ratios of expenses to average net assets would have been 1.58%, 1.78% and 2.35%(B) for the periods ended November 30, 1993, 1992 and 1991, respectively.

(B) Annualized.

(C) Beginning with the year ended November 30, 1996, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

Short/Intermediate Term Fixed-Income Fund

                   Per Share Data for a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                                                                                       From Date
                                                                                                                       of Public
                                                                                                                        Offering
                                                   Year        Year        Year        Year        Year        Year  (Jan. 2, 1991)
                                                  Ended       Ended       Ended       Ended       Ended       Ended      Through
                                                 Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,
                                                   1997        1996        1995        1994        1993        1992        1991
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........  $ 10.69     $ 10.73     $  9.94     $ 10.77     $ 10.49     $ 10.43     $ 10.00
                                                 -------     -------     -------     -------     -------     -------     -------
Income from investment operations:
   Net investment income ......................     0.62        0.62        0.64        0.59        0.64        0.69        0.62
   Net realized and unrealized
    gains (losses) on investments .............       --       (0.04)       0.79       (0.79)       0.28        0.06        0.43
                                                 -------     -------     -------     -------     -------     -------     -------
Total from investment operations ..............     0.62        0.58        1.43       (0.20)       0.92        0.75        1.05
                                                 -------     -------     -------     -------     -------     -------     -------
Less distributions:
   Dividends from net investment income .......    (0.62)      (0.62)      (0.64)      (0.59)      (0.64)      (0.69)      (0.62)
   Distributions from net realized gains ......       --          --          --       (0.04)         --          --          --
                                                 -------     -------     -------     -------     -------     -------     -------
Total distributions ...........................    (0.62)      (0.62)      (0.64)      (0.63)      (0.64)      (0.69)      (0.62)
                                                 -------     -------     -------     -------     -------     -------     -------
Net asset value at end of period ..............  $ 10.69     $ 10.69     $ 10.73     $  9.94     $ 10.77     $ 10.49     $ 10.43
                                                 =======     =======     =======     =======     =======     =======     =======
Total return ..................................     6.03%       5.65%      14.84%      (1.98%)      9.00%       7.38%      11.87%(B)
                                                 =======     =======     =======     =======     =======     =======     =======
Net assets at end of period (000's) ...........  $36,653     $33,377     $35,272     $35,390     $43,272     $32,025      $12,871
                                                 =======     =======     =======     =======     =======     =======     =======
Ratio of expenses to average net assets(A).....     0.65%       0.65%       0.60%       0.50%       0.50%       0.50%       0.50%(B)

Ratio of net investment income to
 average net assets ...........................     5.88%       5.90%       6.21%       5.67%       5.95%       6.50%       7.05%(B)

Portfolio turnover rate .......................       46%         40%         39%         57%         29%         24%         12%(B)
--------------------------------------------------------------------------------------------------------------------------------

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.07%, 1.09%, 1.09%, 1.06%, 1.11%, 1.30% and 2.54%(B) for the periods ended November 30, 1997,
    1996, 1995, 1994, 1993, 1992 and 1991, respectively.


(B) Annualized.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
--------------------------------------------------------------------------------
Brundage, Story and Rose Investment Trust (the "Trust") is comprised of two Funds, each with its own portfolio and investment objective. Neither Fund is intended to be a complete investment program, and there is no assurance that the investment objective of either Fund can be achieved. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

Brundage, Story and Rose Equity Fund

The Equity Fund seeks to provide protection and enhancement of capital. The Fund will invest primarily in a diversified portfolio of common stocks and securities convertible into common stock.

Investments  in equity  securities  are  subject to  inherent  market  risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, the return and net asset value of the Fund will fluctuate. In selecting securities for the Fund, the Adviser first attempts to identify economic trends. On the basis of this analysis, industries with the best prospects for providing protection and enhancement of capital are determined and reviewed. Then, from within those industries, the Adviser selects as candidates those companies that have experienced, capable managements, sound financial policies and strong competitive positions in their markets. The final step in specific stock selection is the Adviser's determination whether the current market valuation of a company is reasonable in relation to its earnings, assets and long-term opportunities. Once approved as appropriate for investment, companies remain under continuous review by the Adviser.

The Fund invests both in securities currently paying dividends and in securities that are not paying dividends but offer prospects for growth of capital or future income. Although the Fund invests primarily in common stocks and securities convertible into common stock (such as convertible bonds, convertible preferred stocks and warrants), the Fund may also invest in non-convertible preferred stocks and bonds. The Fund may invest in preferred stocks and bonds which are rated at the time of purchase in the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or unrated securities determined by the Adviser to be of comparable quality. Preferred stocks and bonds rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest or to pay the preferred stock obligations than is the case with higher grade securities. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Adviser will sell such security, subject to market conditions and the Adviser's assessment of the most opportune time for sale.

The Fund may invest in securities of foreign issuers. When selecting foreign investments, the Adviser will seek to invest in securities that have investment characteristics and qualities comparable to the kinds of domestic securities in which the Fund invests. The Fund may invest in securities of foreign issuers directly or in the form of sponsored American Depository Receipts. American Depository Receipts are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Where investments in foreign securities are made in currencies of foreign countries, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. Foreign investments may be subject to special risks, including future political and economic developments and the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions, that might affect an investment adversely. The Fund will not invest in securities of foreign issuers which are not listed on a recognized domestic or foreign exchange.

When the Adviser believes substantial price risks exist for common stocks and securities convertible into common stocks because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year or repurchase agreements.

Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund

The Short/Intermediate Term Fixed-Income Fund seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Fund will invest in a diversified portfolio of short and intermediate-term fixed-income securities. Under normal market conditions, at least 90% of the Fund's total assets will be invested in fixed-income securities with remaining maturities or, in the case of mortgage-backed and asset-backed securities, remaining average lives of between one and ten years, and at no time will the Fund be less than 65% invested in such securities. For defensive or liquidity purposes, the Fund may temporarily hold up to 35% of its total assets in securities having a maturity of less than one year, including bank debt instruments, commercial paper, U.S. Government obligations or repurchase agreements. Under normal market conditions, the Fund will maintain a dollar-weighted average maturity of between two and five years. In calculating the Fund's dollar-weighted average maturity, the Adviser will use average life as the remaining maturity of mortgage-backed and asset-backed securities (see below).

The Fund invests in securities having longer maturities and lower ratings than securities in which a money market fund may invest. The Fund may therefore provide higher income, but with less principal stability and greater credit risks than a money market fund. In addition, because the Fund invests in securities having longer maturities, the Fund may provide a more stable level of income than a money market fund, i.e., the Fund's yield will not change as rapidly as a money market fund during periods of fluctuating interest rates. During periods of rising interest rates, the Fund's yield may not rise as quickly as the yield of a money market fund because a money market fund will generally be able to reinvest the proceeds of maturing securities sooner than the Fund.

The Fund pursues its objective by investing primarily in U.S. Government obligations, corporate fixed-income securities, bank debt instruments, mortgage-backed and asset-backed securities, U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S.
banks and U.S. branches of foreign banks, and money market instruments. In addition, the Fund may purchase securities on a when-issued basis and may invest in interest rate futures contracts and options on fixed-income securities or market indices.

The Fund may invest in securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB), or unrated securities determined by the Adviser to be of comparable quality. While securities in these categories are generally accepted as being of investment grade, securities rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. The Fund will not invest more than 10% of its net assets in securities rated Baa or BBB. Subsequent to its purchase by the Fund, a security's rating may be reduced below Baa or BBB and the Adviser will sell such security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. At least 65% of the Fund's assets will be invested in a combination of U.S. Government obligations (described below) and securities rated at the time of purchase in one of the two highest categories of Moody's Investors Service, Inc. (Aaa or Aa) or Standard & Poor's Ratings Group (AAA or
AA), or unrated securities determined by the Adviser to be of comparable quality.

Investments in debt securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Debt securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. As a result, the return and net asset value of the Fund will fluctuate but these fluctuations should be less than a mutual fund investing in longer term securities.

U.S. Government Obligations. Under normal market conditions, at least 35% of the Fund's assets will be invested in U.S. Government obligations. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes and Treasury bonds. Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions, and other lenders which are assembled into pools. Often these securities are issued and guaranteed by an agency or instrumentality of the United States Government, though not necessarily backed by the full faith and credit of the United States Government, or are collateralized by U.S. Government obligations. The Fund invests in mortgage-backed securities representing undivided ownership interests in pools of mortgage loans, including Government National Mortgage Association (GNMA), Federal National Mortgage Association
(FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) Certificates and so-called "CMOs"-- i.e., collateralized mortgage obligations which are issued by non-governmental entities.

The rate of return on mortgage-backed securities such as GNMA, FNMA and FHLMC Certificates and CMOs may be affected by early prepayment of principal on the underlying loans. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages. Mortgage-backed securities purchased by the Fund will be either (i) issued by United States Government sponsored corporations or (ii) rated at least Aa by Moody's Investors Service, Inc. or AA by Standard & Poor's Ratings Group or, if not rated, are of comparable quality as determined by the Adviser.

The Fund may also invest in stripped mortgage-backed securities, which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage-backed security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its entire investment. Although stripped mortgage-backed securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not developed for certain stripped mortgage-backed securities. The Fund will not invest more than 10% of its net assets in stripped mortgage-backed securities and CMOs for which there is no established market and other illiquid securities. The Fund may invest more than 10% of its net assets in stripped mortgage-backed securities and CMOs deemed to be liquid if the Adviser determines, under the direction of the Board of Trustees, that the security can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's net asset value per share.

Asset-backed securities may include such securities as Certificates for Automobile Receivables and Credit Card Receivable Securities. Certificates for Automobile Receivables represent undivided fractional interests in a pool of motor vehicle retail installment sales contracts. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses if the full amounts due on underlying sales contracts are not realized because of unanticipated costs of enforcing the contracts or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements. An acceleration in cardholders' payment rates may adversely affect the overall return to holders of such certificates. Unlike most other asset-backed securities, Credit Card Receivable Securities are unsecured obligations of the credit cardholders. The Fund may also invest in other asset-backed securities that may be developed in the future, provided that this Prospectus is revised before the Fund does so. The Fund will not invest more than 10% of its net assets in asset-backed securities for which there is no established market and other illiquid securities.

Mortgage-backed securities, when they are issued, have stated maturities of up to forty years, depending on the length of the mortgages underlying the securities. In practice, unscheduled or early payments of principal on the underlying mortgages may make the securities' effective maturity shorter than this. A security based on a pool of forty-year mortgages may have an average life of as short as two years. The average life of asset-backed securities may also be substantially less than the stated maturity of the contracts or receivables underlying such securities. It is common industry practice to estimate the average life of mortgage-backed and asset-backed securities based on assumptions regarding prepayments. The Fund will assume an average life based on the prepayment characteristics of the underlying mortgages or other assets.

Bank Debt Instruments. The Fund may invest in certificates of deposit, time deposits and bankers' acceptances issued by commercial banks. Certificates of deposit are receipts from a bank for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund will not invest more than 10% of its net assets in time deposits maturing in greater than seven days and other illiquid securities.

The Fund will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Securities. The Fund may invest in U.S. dollar-denominated fixed-income securities issued by foreign issuers, foreign branches of U.S. banks and U.S. branches of foreign banks. Investment in securities of foreign issuers and in foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risks, investments in foreign securities involve sovereign risk, which includes local political and economic developments, potential nationalization, withholding taxes on dividend or interest payments and currency blockage. Foreign companies may have less public or less reliable information available about them and may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be less liquid or more volatile than securities of U.S. companies. The Fund will not invest more than 10% of its net assets in foreign securities which, in the opinion of the Adviser, are not readily marketable and other illiquid securities.

The Fund may invest in corporate fixed-income securities in the Eurodollar market. Eurodollar notes and bonds are U.S. dollar-denominated securities for which the primary trading market is outside the United States. Many U.S. corporations sell Eurodollar notes and bonds through a foreign subsidiary and then guarantee payment of principal and interest. Since offerings of Eurodollar securities are not registered with the Securities and Exchange Commission, these securities must be sold at issue to non-U.S. investors. Underwriters are legally prohibited from selling new issues to the U.S. public until the issue has come to rest and a seasoning period has expired. Although U.S.-based investors, including the Fund, may buy Eurodollar bonds after the seasoning period, the market remains dominated by foreign-based investors.

When-Issued Securities. The Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The securities are subject to market fluctuations during this period and no interest accrues to the Fund until settlement. The Fund maintains with the Custodian a segregated account of cash, U.S. Government obligations or other liquid securities in an amount at least equal to these commitments.

Interest Rate Futures Contracts. The Fund may enter into futures contracts as a hedge against or to minimize adverse principal fluctuations, or as an efficient means of adjusting its exposure to the market, but not for speculation. An interest rate futures contract between two parties locks in the price of a specified package of securities (primarily U.S. Treasury Bills, U.S. Treasury Notes or U.S. Treasury Bonds) to be delivered at a future date. Selling an interest rate futures contract has a similar effect to selling a portion of the Fund's securities. While the value of the Fund's securities would decline if interest rates were to rise, the value of the futures contract would increase, offsetting the decline in the Fund's net asset value to that extent. Conversely, an increase in the value of the Fund's securities resulting from a decline in interest rates would be offset by a decline in value of the futures contract. The Fund will limit its use of futures contracts so that (1) no more than 5% of the Fund's total assets will be committed to initial margin deposits and (2) immediately after entering into such contracts, no more than 30% of the Fund's total assets would be represented by such contracts. These contracts entail certain risks, including possible reduction of the Fund's total return and yield due to the use of hedging, no assurance that futures contracts transactions can be offset at favorable prices, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contract and the securities being hedged, and potential losses in excess of the amount invested in the futures contracts themselves. In instances involving the purchase of futures contracts by the Fund, an amount of cash, U.S. Government obligations or other liquid securities, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts is unleveraged. Futures transactions will only be used for bona fide hedging purposes.

Options. The Fund may write covered call options and purchase covered put options on its portfolio securities or on bond market indices. The aggregate market value of the Fund's portfolio securities covering call options or subject to put options will not exceed 25% of the Fund's net assets. Such options may be exchange-traded or traded over-the-counter. Over-the-counter options and the assets used to secure the options are considered illiquid. An option gives the owner the right to buy or sell securities at a predetermined exercise price for a given period of time. Although options will primarily be used to minimize principal fluctuations or to generate additional income, they do involve certain risks. Writing covered call options involves the risk of not being able to effect closing transactions at a favorable price or participate in the appreciation of the underlying securities above the exercise price. Purchasing put options involves the risk of losing the entire purchase price of the option. The Fund will only write a call option or purchase a put option on a security which the Fund already owns.

Investment Techniques and Risk Considerations Applicable to Both Funds

The Funds may also engage in the following investment techniques, each of which may involve certain risks:

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the Adviser's judgment, most creditworthy primary U.S. Government securities
dealers.   The  Funds   will  enter  into   repurchase   agreements   which  are
collateralized by U.S. Government obligations or other liquid high-grade debt obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper within the top three ratings of either Moody's Investors Service, Inc. (Prime-1, Prime-2 or Prime-3) or Standard & Poor's Ratings Group (A-1, A-2 or A-3), or which, in the opinion of the Adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments unless, in the judgment of the Adviser, such note is liquid.


Lending Portfolio Securities. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. It is the present intention of the Trust, which may be changed without shareholder approval, that such loans will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford a Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. A Fund may pay reasonable fees in connection with arranging such loans.


Borrowing and Pledging. Each Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of a Fund's total assets). Each Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. A Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is each Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to borrow only for emergency or extraordinary purposes and not for leverage.


Portfolio Turnover. The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."


HOW TO PURCHASE SHARES
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Your initial investment in either Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). The Trust may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Trust's transfer agent, Countrywide Fund Services, Inc. (the "Transfer Agent"), by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in either Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Equity Fund" or the "Short/Intermediate Term Fixed-Income Fund," whichever is applicable. An account application is included in this Prospectus.


The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Underwriter reserve the rights to limit the amount of investments and to refuse to sell to any person.


Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

You may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the applicable Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

SHAREHOLDER SERVICES
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Contact the Transfer Agent (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070) for additional information about the shareholder services described below.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

Tax-Deferred Retirement Plans

Shares of the Funds are available for purchase in connection with the following tax-deferred retirement plans:

--  Keogh Plans for self-employed individuals


--  Individual   retirement  account  (IRA)  plans  for  individuals  and  their non-employed spouses, including Roth IRAs and Education IRAs


-- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

-- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

Direct Deposit Plans

Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

Automatic Investment Plan

You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

HOW TO REDEEM SHARES
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You may redeem shares of either Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

By Telephone. You may redeem shares by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070). The redemption proceeds will normally be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to all shareholders. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

By Mail. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

By Check (Short/Intermediate Term Fixed-Income Fund only). You may establish a special checking account with the Short/Intermediate Term Fixed-Income Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders of the Short/Intermediate Term Fixed-Income Fund should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

The Transfer Agent will charge you $.50 per check. This charge is imposed at the time you order checks; there is no additional charge at the time a redemption check is processed. The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.


Shareholders should be aware that writing a check (a redemption of shares) is a taxable event.


Through Broker-Dealers. You may also redeem shares of either Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

Additional Redemption Information. If your instructions request a redemption by wire, you will be charged an $8 processing fee by the Funds' Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

The Trust  reserves the right to suspend the right of  redemption or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
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Shares of the Funds may be exchanged for each other at net asset value. Shares of either Fund may also be exchanged for the following money market funds:

    Short Term Government Income Fund (a series of Countrywide Investment Trust) -- invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income consistent with protection of capital.

    Tax-Free Money Fund (a series of Countrywide Tax-Free Trust) -- invests in high quality, short-term municipal obligations and seeks the highest level of interest income that is exempt from federal income tax, consistent with protection of capital.

Shares of the Short Term Government Income Fund and the Tax-Free Money Fund acquired via exchange may be reexchanged for shares of either Fund at net asset value.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange for shares of the Short Term Government Income Fund or the Tax-Free Money Fund, contact the Transfer Agent to obtain a current prospectus and more information about exchanges among the funds.

DIVIDENDS AND DISTRIBUTIONS
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The Equity Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. All of the net investment income of the Short/Intermediate Term Fixed-Income Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly.

Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

    Share  Option  --  income  distributions  and  capital  gains  distributions reinvested in additional shares.

    Income Option  --  income   distributions  and  short-term   capital   gains
                       distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

    Cash Option --     income  distributions  and  capital  gains  distributions
                       paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.


TAXES
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Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.

Each Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Equity Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations. Since the investment income of the Short/Intermediate Term Fixed-Income Fund is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.


Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.


The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, shareholders of the Funds may be subject to state and local taxes on distributions. Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

OPERATION OF THE FUNDS
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The Funds are diversified series of Brundage, Story and Rose Investment Trust, an open-end management investment company organized as an Ohio business trust on October 3, 1990. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Brundage, Story and Rose LLC, One Broadway, New York, New York 10004 (the "Adviser"), to manage the Funds' investments. The Adviser is an independent investment counsel firm that has advised individual and institutional clients since 1932. The Equity Fund and the Short/Intermediate Term Fixed-Income Fund pay the Adviser a fee at the annual rate of .65% and
 .50%, respectively, of the average value of their daily net assets.



Gregory E. Ratte, a principal of the Adviser, is primarily responsible for managing the portfolio of the Equity Fund. Mr. Ratte has been employed by the Adviser since 1989 and has been managing the Equity Fund's portfolio since November 1994. H. Dean Benner, a principal of the Adviser, is primarily responsible for managing the portfolio of the Short/Intermediate Term Fixed-Income Fund. Mr. Benner has been employed by the Adviser since 1990 and has been managing the Short/Intermediate Term Fixed-Income Fund's portfolio since January 1991.

The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Tranfer Agent"), to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

The Transfer Agent also provides accounting and pricing services to the Funds. The Transfer Agent receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

In addition, the Transfer Agent has been retained to provide administrative services to the Funds. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. Each Fund pays the Transfer Agent a fee for these administrative services at the annual rate of .2% of the average value of its daily net assets up to $50,000,000, .175% of such assets from $50,000,000 to $100,000,000 and
 .15% of such assets in excess of $100,000,000; provided, however, that the minimum fee is $1,000 per month with respect to each Fund.


CW Fund Distributors, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Underwriter"), serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. The Underwriter is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc. Robert G. Dorsey and John F. Splain are officers of both the Trust and the Underwriter.


Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds.

Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------
Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a plan of distribution (the "Plan") under which the Funds may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' shares.

The annual limitation for payment of expenses pursuant to the Plan is .25% of each Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

Pursuant to the Plan, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
--------------------------------------------------------------------------------
On each day that the Trust is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (i) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (ii) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (iii) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (iv) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
From time to time, each Fund may advertise its "average annual total return." Each Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

The "average annual total return" of a Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. A Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by a Fund's "average annual total return" as described above.

The  "yield" of a Fund is computed by  dividing  the net  investment  income per share earned during a thirty-day (or one month) period stated in the advertisement by the net asset value per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc.("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

Further information about the Funds' performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070) or by writing to the Trust at the address on the front of this Prospectus.

Account Application (check appropriate Fund)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

o  Equity Fund                                     $
                                                    -----------
o  Short/Intermediate Term Fixed-Income Fund       $
                                                    -----------
   Total                                           $
                                                    -----------

ACCOUNT NO.
            -----------------------------------
                   (For Fund Use Only)

FOR BROKER/DEALER USE ONLY
Firm Name:
          -----------------------------------------------------
Home Office Address:
                    -------------------------------------------
Branch Address:
               ------------------------------------------------
Rep Name & No.:
               ------------------------------------------------
Rep Signature:
              -------------------------------------------------
--------------------------------------------------------------------------------
o  Check or draft enclosed payable to the Fund(s) designated above.

o  Bank Wire From:
                  --------------------------------------------------------------
o  Exchange From:
                 ---------------------------------------------------------------
                 (Fund Name)                               (Fund Account Number)

Account Name                                       S.S. #/Tax l.D.#

-------------------------------------------------  -----------------------------
Name of Individual, Corporation, Organization,     (In case of custodial account
or Minor, etc.                                      please list minor's S.S.#)

                                                   Citizenship:  o  U.S.
-------------------------------------------------                o  Other
Name of Joint Tenant, Partner, Custodian
                                                           ---------------------

Address                                            Phone
                                                   (   )
-------------------------------------------------  -----------------------------
Street or P.O. Box                                 Business Phone

                                                   (   )
-------------------------------------------------  -----------------------------
City                State                  Zip     Home Phone

Check Appropriate Box:  o Individual
                        o Joint Tenant (Right of survivorship presumed)
                        o Partnership
                        o Corporation
                        o Trust
                        o Custodial
                        o Non-Profit
                        o Other


Occupation and Employer Name/Address
                                     -------------------------------------------

Are you an associated person of an NASD member?   o  Yes     o  No
--------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER-- Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
--------------------------------------------------------------------------------
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

o Share Option -- Income distributions and capital gains distributions automatically reinvested in additional shares.

o   Income  Option  --  Income   distributions  and  short  term  capital  gains
    distributions paid in cash, long term capital gains distributions reinvested in additional shares.

o Cash Option -- Income distributions and capital gains distributions paid in cash.

    o   By Check      o   By ACH to my bank checking or savings account.
                          Please attach a voided check.
--------------------------------------------------------------------------------
REDEMPTION OPTIONS

I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of the Trust (see prospectus for limitations on this option) and:

o WIRED ($1,000 minimum) OR MAILED to my (our) bank account designated below. I (we) further authorize the use of automated cash transfers to and from the account designated below.

NOTE: For wire  redemptions,  the  indicated  bank should be a commercial  bank.
    Please attach a voided check for the account.

Bank Account Number                Bank Routing Transit Number
                    --------------                             -----------------
Name of Account Holder
                       ---------------------------------------------------------
Bank Name                          Bank Address
          ------------------------              --------------------------------
                                                     City            State

o CHECKWRITING (A signature card must be completed) -- Short/Intermediate Term Fixed-Income Fund only

 ...to deposit the proceeds of such  redemptions  in the  Brundage,  Story & Rose
Investment Trust Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I (we) agree to be bound by the Rules and Regulations for the PTDA as such Rules and Regulations may be amended from time to time
--------------------------------------------------------------------------------
SIGNATURES

By signature below each investor certifies that he has received a copy of the Trust's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Trust for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release the Trust, Brundage, Story and Rose LLC, Countrywide Fund Services,Inc., Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


-------------------------------------    ---------------------------------------
Signature of Individual Owner,           Signature of Joint Owner, if Any
Corporate Officer, Trustee, etc.


-------------------------------------    ---------------------------------------
Title of Corporate Officer,              Date
Trustee, etc.

      NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund(s))

The Automatic Investment Plan is available for all established accounts of Brundage, Story and Rose Investment Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $                  per month in (Check applicable Fund)
               -----------------
ABA Routing Number
                   -------------------------------------------------------------
o  Equity Fund           o  Short/Intermediate Term Fixed-Income Fund

FI Account Number
                  --------------------------------------------------------------

        o  Checking Account             o  Savings Account

--------------------------------------------------------------------------------
                       Name of Financial Institution (FI)

--------------------------------------------------------------------------------
               City                                         State

Please make my automatic investment on:

o the last business day of each month
o the 15th day of each month
o  both the 15th and last business day


X
--------------------------------------------------------------------------------
          (Signature of Depositor EXACTLY as it appears on FI Records)

X
--------------------------------------------------------------------------------
                      (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

        Please attach a voided check for the Automatic Investment Plan.

Indemnification to Depositor's Bank

    In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by CFS, CFS hereby agrees:

    CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Funds if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days written notice from either party to the other.
--------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw  $              from my mutual fund
                                              --------------
account beginning the last business day of the month of              .
                                                        -------------

Please Indicate Withdrawal Schedule (Check One):
o  Monthly -- Withdrawals will be made on the last business day of each month.
o  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o  Annually -- Please make withdrawals on the last business day of the month of:
                 .
   --------------

Please indicate which Fund:
o  Equity Fund
o  Short/Intermediate Term Fixed-Income Fund

Please Select Payment Method (Check One):
o Exchange: Please exchange the withdrawal proceeds into another account number: ____ ____ -- ____ ____ ____ ____ ____ ____ -- ____
o Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.


Please attach a voided         -------------------------------------------------
check for ACH or bank wire        Bank Name                        Bank Address


                               -------------------------------------------------
                                  Bank ABA#       Account #       Account Name

o Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee
              ------------------------------------------------------------------

Please send to:
               -----------------------------------------------------------------
                       Street address        City         State        Zip
--------------------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)

RESOLVED: That this corporation or organization become a shareholder of Brundage, Story and Rose Investment Trust (the Trust) and that

--------------------------------------------------------------------------------
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)

FURTHER RESOLVED: That the corporation or organization participate in the Brundage, Story and Rose Investment Pay Through Draft Account (PTDA) and that until otherwise ordered in writing, Countrywide Fund Services, Inc. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

--------------------------------------------------------------------------------
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                  Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

--------------------------------------------------------------------------------
                             (Name of Organization)

incorporated or formed under the laws of
                                         ---------------------------------------
                                                       (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

        Name                               Title

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

-------------------------------------    ---------------------------------------

Witness my hand and seal of the corporation or organization this ______ day of __________, 19____



-------------------------------------    ---------------------------------------
        *Secretary-Clerk                 Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
                    -----------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------



                                  April 1, 1998



                      Brundage, Story and Rose Equity Fund
       Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund



     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Brundage, Story and Rose Investment Trust dated April 1, 1998. A copy of the Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-320-2212, in Cincinnati 629-2070.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                    Brundage, Story and Rose Investment Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

THE TRUST .................................................................    3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS .............................    3

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS ...................   22

INVESTMENT LIMITATIONS ....................................................   24

TRUSTEES AND OFFICERS .....................................................   27

THE INVESTMENT ADVISER ....................................................   29

DISTRIBUTION PLAN .........................................................   30

THE UNDERWRITER ...........................................................   32

SECURITIES TRANSACTIONS ...................................................   32

PORTFOLIO TURNOVER ........................................................   34

CALCULATION OF SHARE PRICE ................................................   34

TAXES .....................................................................   35

REDEMPTION IN KIND ........................................................   36

HISTORICAL PERFORMANCE INFORMATION ........................................   36

PRINCIPAL SECURITY HOLDERS ................................................   39

CUSTODIAN .................................................................   40

AUDITORS ..................................................................   40

COUNTRYWIDE FUND SERVICES, INC ............................................   40

ANNUAL REPORT .............................................................   41

THE TRUST
---------

     Brundage, Story and Rose Investment Trust (the "Trust") was organized as an Ohio business trust on October 3, 1990. The Trust currently offers two series of shares to investors, the Brundage, Story and Rose Equity Fund (formerly the Brundage, Story and Rose Growth & Income Fund) and the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Investment Policies and Risk Considerations") appears below:

     Majority. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of either Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

     Commercial Paper. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated in one of the three highest categories by either Moody's Investors Service, Inc. (Prime-1, Prime-2 or Prime-3) or Standard & Poor's Ratings Group (A-1, A-2 or A-3), or which, in the opinion of the Adviser, is of equivalent investment quality. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restriction on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3. Commercial paper rated A (highest quality) by Standard & Poor's Ratings Group has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

     Bank Debt Instruments. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

     Mortgage-Backed and Asset-Backed Securities. The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments (generally up to 30 years) and with the extent of prepayments of the mortgages themselves. Any such prepayments are passed through to the certificate holder, reducing the stream of future payments. Prepayments tend to rise in periods of falling interest rates, decreasing the average life of the certificate and generating cash which must be invested in a lower interest rate environment. This could limit the appreciation potential of the certificates when compared to similar debt obligations which may not be paid down at will. The coupon rates of mortgage-backed securities are lower than the interest rate on the underlying mortgages by the amount of fees paid to the issuing agencies, usually approximately 1/2 of 1%. When prevailing interest rates increase, the value of the mortgage-backed securities may decrease, as do other non-redeemable debt securities. However, when interest rates decline, the value of mortgage-backed securities may not rise on a comparable basis with other non-redeemable debt securities.

     Mortgage-backed securities include certificates issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. The Federal National Mortgage Association ("FNMA") is a government sponsored corporation owned entirely by private stockholders. The guarantee of payments under these instruments is that of FNMA only. They are not backed by the full faith and credit of the U.S. Treasury but the U.S. Treasury may extend credit to FNMA through discretionary purchases of its securities. The average life of the mortgages backing newly issued FNMA Certificates is approximately 10 years. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government whose stock is owned by the Federal Home Loan Banks. Certificates issued by FHLMC represent interests in mortgages from its portfolio. FHLMC guarantees payments under its certificates but this guarantee is not backed by the full faith and credit of the United States and FHLMC does not have authority to borrow from the U.S. Treasury. The average life of the mortgages backing newly issued FHLMC Certificates is approximately 10 years. The Government National Mortgage

Association ("GNMA") Certificates represent pools of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The guarantee of payments under GNMA Certificates is backed by the full faith and credit of the United States. The average life of the mortgages backing newly issued GNMA Certificates is approximately 12 years.

     The Short/Intermediate Term Fixed-Income Fund may also purchase mortgage-backed securities issued by financial institutions, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. The most common structure of a CMO contains four classes of securities; the first three pay interest at their stated rates beginning with the issue date, the final one is typically an accrual class (or Z bond). The cash flows from the underlying mortgage collateral are applied first to pay interest and then to retire securities. The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bonds). When those securities are completely retired, all principal payments are then directed to the next-shortest-maturity security (or B bond). This process continues until all of the classes have been paid off. Because the cash flow is distributed sequentially instead of pro rata as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage banks, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser determines that the securities meet the Fund's quality standards. The Fund will not purchase mortgage-backed securities or any other assets which, in the opinion of the Adviser, are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid. The Adviser will, consistent with the Fund's investment objectives, policies, and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

     The Short/Intermediate Term Fixed-Income Fund may also purchase other asset-backed securities (unrelated to mortgage loans) such as Certificates for Automobile ReceivablesSM ("CARS"SM) and Credit Card Receivable Securities. CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed-through" monthly to certificate holders, and are guaranteed up to certain amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage, or loss of the vehicles securing the contracts, or other factors. Credit Card Receivable Securities are backed by receivables from revolving credit card agreements. Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are automobile contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying Accounts and the non-occurrence of specified events. The Internal Revenue Code of 1986, which phased out the deduction for consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, shortening the expected weighted average life of the related security, and reducing its yield. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on the weighted average life and yield. Credit card holders are entitled to the protection of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

     When-Issued Securities and Securities Purchased On a To-Be-Announced Basis. The Short/Intermediate Term Fixed-Income Fund may purchase debt securities on a "when-issued" or "to-be-announced" basis. The Fund will only make commitments to purchase securities on a when-issued or to-be-announced ("TBA") basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued or TBA basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash, U.S. Government obligations or other liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued or TBA basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued or TBA basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy.

     Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     Loans of Portfolio Securities. Each Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     Interest Rate Futures Contracts. Interest rate futures contracts ("futures" or "futures contracts") may be used as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Short/ Intermediate Term Fixed-Income Fund. In this regard, the Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Although techniques other than sale and purchase of futures contracts could be used for these purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     The Fund will not enter into a futures  contract  if, as a result  thereof,
(i) the then current aggregate futures market prices of financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open futures contract purchases would exceed 30% of the Fund's total assets (taken at market value at the time of entering into the contract) or (ii) more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts. In instances involving the purchase of futures contracts by the Fund, an amount of cash, U.S. Government obligations or other liquid securities, equal to the market value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed thereby insuring that the use of such futures contracts is unleveraged.

     As an alternative to bona fide hedging as defined by the CFTC, the Fund may comply with a different standard established by CFTC rules with respect to futures contracts purchased by the Fund incidental to the Fund's activities in the securities markets, under which the value of the assets underlying such positions will not exceed the sum of (a) cash set aside in an identifiable manner or short-term U.S. Government obligations or other U.S. dollar-denominated high-grade short-term debt securities segregated for this purpose, (b) cash proceeds on existing investments due within thirty days and
(c) accrued profits on the particular futures contract or option thereon. In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with the Custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government obligations, suitable money market instruments or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

     Although futures contracts typically require actual future delivery of and payment for financial instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract. As an example of an offsetting transaction in which the financial instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

     The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

     The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchange or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of securities which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged. Successful use of futures contracts by the Fund for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against decline in the securities on which the futures are written might advance and the value of securities held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Adviser believes that over time the value of the Fund's portfolio will tend to move in the same direction as the securities underlying the futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting securities held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those securities that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell securities at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying security due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

     Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss recognized with respect to a futures contract will generally be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Futures contracts which are intended to hedge against a change in the value of securities may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition. In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities.



     The Fund will distribute to shareholders annually any net gains which have been recognized for federal income tax purposes from futures transactions
(including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains realized on the Fund's other investments. Shareholders will be advised of the nature of the payments.

     Covered Call and Put Options. The Short/Intermediate Term Fixed-Income Fund may write (sell) "covered" call options and purchase covered put options, and purchase call and write put options to close out options previously entered into by the Fund. The purpose of writing covered call options and purchasing covered put options will be to reduce the effect of price fluctuations of the securities owned by the Fund (and involved in the options) on the Fund's net asset value per share. Although additional revenue may be generated through the use of covered call options, the Adviser does not consider the additional revenues which may be generated as the primary reason for writing covered call options.

     A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporation and of the Exchanges. A put option gives the holder (buyer) the "right to sell" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). The Fund will only write covered call options and purchase covered put options. This means that the Fund will only write a call option or purchase a put option on a security which the Fund already owns. The Fund will not write call options on when-issued securities. The Fund will not write a covered call option or purchase a put option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

     Portfolio securities on which put options will be purchased and call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The Fund will purchase put options involving portfolio securities only when the Adviser believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell the portfolio security. Therefore, the purchase of put options will be utilized to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The security covering the call or put option will be maintained in a segregated account with the Fund's custodian. The Fund does not consider a security covered by a call or put option to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option, or which the Fund will pay when purchasing a put option, will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the general interest rate environment. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the regular session of trading on the New York Stock Exchange) or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the regular session of trading on the New York Stock Exchange) or, in the absence of such sale, the latest bid price. The assets will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     The Fund will only purchase a call option to close out a covered call option it has written. The Fund will only write a put option to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold. When the Fund writes a covered call option, or purchases a put option, it runs the risk of not being able to participate in the appreciation of the underlying security above the exercise price, as well as the risk of being required to hold onto securities that are depreciating in value. The Fund will pay transaction costs in connection with the writing or purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

     Options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to the Clearing Corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of premium paid by the Fund as well as loss of the expected benefit of the transaction. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such a sale might be advantageous. The Staff of the Securities and Exchange Commission has taken the position that purchased dealer options and the assets used to secure written dealer options are illiquid securities. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on investments in illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

     Certain option transactions have special tax results for the Fund. Listed non-equity options will be considered to have been closed out at the end of the Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses would be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the option. In addition, losses on purchased puts and written covered calls, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold. The holding period of the securities covering these options will be deemed not to begin until the option is terminated. Losses on written covered calls and purchased puts on securities may be long-term capital losses, if the security covering the option was held for more than twelve months prior to the writing of the option.


     Foreign Securities. Subject to each Fund's investment policies and quality and maturity standards, the Funds may invest in the securities (payable in U.S. dollars) of foreign issuers and in the securities of foreign branches of U.S. banks such as negotiable certificates of deposit (Eurodollars). The Equity Fund may also invest up to 10% of its net assets in non-U.S. dollar-denominated securities principally traded in financial markets outside the United States. Because the Funds may invest in foreign securities, investment in the Funds involves risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Equity Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
-------------------------------------------------------

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for preferred stocks in which the Funds may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

     The limitations applicable to each Fund are:

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets.

     2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. Margin Purchases. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions). The deposit of funds in connection with transactions in options, futures contracts, and options on such contracts will not be considered a purchase on "margin."

     4. Short Sales. The Fund will not make short sales of securities other than short sales "against the box."

     5. Commodities. The Fund will not purchase or sell commodities or commodities futures except that the Fund may purchase or sell financial futures contracts and related options.

     6. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     8. Illiquid Investments. The Fund will not purchase securities for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

     9. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     10. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

     12. Other Investment Companies. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company. The Fund will not hold more than 3% of the outstanding voting stock of any single investment company.

     13. Amount Invested in One Issuer. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     14. Voting Securities of Any Issuer. The Fund will not purchase more than 10% of the outstanding voting securities of any issuer.

     15. Securities Owned by Affiliates. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. Industry Concentration. The Fund will not invest more than 25% of its total assets in any particular industry.

     17. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except in so far as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Trust has never pledged, mortgaged or hypothecated the assets of either Fund, and the Trust presently intends to continue this policy. The Trust has never made, nor does it presently intend to make, short sales of securities "against the box." The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

TRUSTEES AND OFFICERS
---------------------


     The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust for the fiscal year ended November 30, 1997. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                                                                    COMPENSATION
NAME                           AGE      POSITION HELD                FROM TRUST
----                           ---      -------------                ----------
*Malcolm D. Clarke, Jr         62       President/Trustee              $    0
*James G. Pepper               53       Vice President/Trustee              0
*Francis S. Branin, Jr         51       Vice President/Trustee              0
*Cheryl L. Grandfield          46       Vice President/Trustee              0
*Charles G. Watson             66       Trustee                             0
+Jerome B. Lieber              77       Trustee                         5,400
+Antoinette Geyelin Hoar       48       Trustee                         5,400
+William M.R. Mapel            66       Trustee                         5,400
+Crosby R. Smith               62       Trustee                         5,400
Robert G. Dorsey               41       Vice President                      0
John F. Splain                 41       Secretary                           0
Mark J. Seger                  36       Treasurer                           0
Eric P. Spiegel                46       Assistant Treasurer                 0

     * Messrs. Clarke, Pepper and Branin and Miss Grandfield, as principals of Brundage, Story and Rose LLC, the Trust's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Watson, as a retired former principal of Brundage, Story and Rose LLC, is also an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.


     +    Member of Audit Committee.

     The principal occupations of the remaining Trustees and executive officers of the Trust during the past five years are set forth below:

     JEROME B. LIEBER, 40th Floor, One Oxford Centre, Pittsburgh, Pennsylvania, is Senior Counsel with Klett Lieber Rooney & Schloring, Attorneys at Law. He is also Secretary and a director of Decorator Industries, Inc. (a manufacturer of draperies and bedspreads).

     ANTOINETTE GEYELIN HOAR, 16 East 96th Street, New York, New York, is Vice President of Bankers Trust Company.


     WILLIAM M. R. MAPEL, 18 Stephanie Lane, Darien, Connecticut, is a director of Churchill Capital Partners (investments), Galey & Lord (textiles) and NSC Corporation (environmental services).

     CROSBY R. SMITH, 1330 Avenue of the Americas, 27th Floor, New York, New York, is Chairman of Keswick Management Inc., a financial management firm. He is President and a director of The Dillon Fund (a private foundation) and a trustee of the Clarence & Anne Dillon Dunwalke Trust (a charitable trust). He is also a general partner of New England Land Associates (timberland owner) and a director of Bedminster Bio Conversion Corp. (composting and waste disposal).


     ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio, is President and Treasurer of Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer) and Treasurer of Countrywide Investments, Inc. (a registered broker-dealer and investment adviser) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Fund Services, Inc., CW Fund Distributors, Inc. and Countrywide Investments, Inc. and a wholly-owned subsidiary of Countrywide Credit Industries, Inc.). He is also Vice President of Markman MultiFund Trust, Dean Family of Funds, The New York State Opportunity Funds, Lake Shore Family of Funds, Maplewood Investment Trust and Wells Family of Real Estate Funds and Assistant Vice President of Interactive Investments, Schwartz Investment Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust, The Gannett Welsh & Kotler Funds and The Westport Funds (all of which are registered investment companies).

     JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio, is Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. and Secretary and General Counsel of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust, Lake Shore Family of Funds, Maplewood Investment Trust and Wells Family of Real Estate Funds and Assistant Secretary of Interactive Investments, Schwartz Investment Trust, Dean Family of Funds, The New York State Opportunity Funds, The Gannett Welsh & Kotler Funds and The Westport Funds.

     MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio, is Vice President of Countrywide Financial Services, Inc. and Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Markman MultiFund Trust, Williamsburg Investment Trust, Dean Family of Funds, The New York State Opportunity Funds, Lake Shore Family of Funds, Maplewood Investment Trust and Wells Family of Real Estate Funds and Assistant Treasurer of Interactive Investments, Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and The Westport Funds.

     ERIC P. SPIEGEL, One Broadway, New York, New York, is the Comptroller of Brundage, Story and Rose LLC.

THE INVESTMENT ADVISER
----------------------


     Brundage, Story and Rose LLC (the "Adviser"), One Broadway, New York, New York 10004, is the Trust's investment manager. Messrs. Clarke, Pepper and Branin and Miss Grandfield, as principals of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the investment advisory agreement between the Trust and the Adviser, the Adviser manages the Funds' investments. The Equity Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets. The Short/Intermediate Term Fixed-Income Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .5% of its average daily net assets.

     For the fiscal years ended November 30, 1997, 1996 and 1995, the Equity Fund paid advisory fees of $204,053, $164,902 and $138,193, respectively. For the fiscal years ended November 30, 1997, 1996 and 1995, the Short/Intermediate Term Fixed-Income Fund accrued advisory fees of $167,570, $162,321 and $174,030, respectively; however, in order to reduce the operating expenses of the Fund, the Adviser voluntarily waived $140,249, $145,018 and $171,125 of such fees for the fiscal years ended November 30, 1997, 1996 and 1995, respectively.


     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plan of distribution (see below) and has agreed to reimburse the Underwriter for any expenses incurred by it in the performance of its obligations under the Underwriting Agreement with the Trust. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, principal or employee of the Adviser are paid by the Adviser.

     By its terms, the Trust's investment advisory agreement will remain in force until December 31, 1998 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

     The name "Brundage, Story and Rose" is a property right of the Adviser. The Adviser may use the name "Brundage, Story and Rose" in other connections and for other purposes, including in the name of other investment companies. The Trust has agreed to discontinue any use of the name "Brundage, Story and Rose" if the Adviser ceases to be employed as the Trust's investment manager.

DISTRIBUTION PLAN
-----------------

     As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. Unreimbursed expenses will not be carried over from year to year.


     For the fiscal year ended November 30, 1997, the aggregate expenditures of the Equity Fund and the Short/Intermediate Term Fixed-Income Fund under the Plan were $1,521 and $1,687, respectively, which was spent for the preparation of prospectuses and reports for prospective shareholders.


     Agreements implementing the Plan (the "Implementation Agreements"), including an agreement with the Adviser wherein the Adviser agrees to adhere to the terms of the Plan and agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plan are made in accordance with written agreements.

     The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.


     As principals of the Adviser, Messrs. Clarke, Pepper and Branin and Miss Grandfield may be deemed to have a financial interest in the operation of the Plan and the Implementation Agreements.

THE UNDERWRITER
---------------


     CW Fund Distributors, Inc. (the "Underwriter") is the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.


     The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plan" above.

SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended November 30, 1997, 1996 and 1995, the Equity Fund paid brokerage commissions of $25,162, $20,833 and $19,400, respectively.


     Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Short/Intermediate Term Fixed-Income Fund are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads. No brokerage commissions were paid by the Short/Intermediate Term Fixed-Income Fund during the last three fiscal years.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion. During the fiscal year ended November 30, 1997, the amount of brokerage transactions and related commissions for the Equity Fund directed to brokers due to research services provided were $14,276,794 and $15,690, respectively.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

     The Adviser may aggregate purchase and sale orders for the Funds and its other clients if it believes such aggregation is consistent with its duty to seek best execution for the Funds and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis. The Adviser will prepare, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. If the aggregated order is filled in its entirety, it shall be allocated among the accounts in accordance with the Allocation Statement; if the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the Allocation Statement if all accounts of clients whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer no later than one hour after the opening of the markets on the trading day following the day on which the order is executed.


     As of November 30, 1997, the Equity Fund held securities (the market value of which was $513,844) of J.P. Morgan & Company, Inc., the parent of one of the Trust's regular broker-dealers. As of November 30, 1997, the Short/Intermediate Term Fixed-Income Fund held securities of the following of the Trust's regular broker-dealers or their parents: Salomon Smith Barney Holdings, Inc. (the market value of which was $996,740 as of November 30, 1997); and Lehman Brothers, Inc. (the market value of which was $989,790 as of November 30, 1997).

Code of Ethics. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all access persons of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that access persons of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no access person may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the access person is being considered for imminent purchase or sale, by the Funds. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel for the Fund within periods of trading by the Funds in the same (or equivalent) security.


PORTFOLIO TURNOVER
------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.


     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended November 30, 1997 and 1996, the Equity Fund's portfolio turnover rate was 49% and 44%, respectively, and the Short/Intermediate Term Fixed-Income Fund's portfolio turnover rate was 46% and 40%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in either Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.


     Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, 1997, the Short/Intermediate Term Fixed-Income Fund had capital loss carryforwards for federal income tax purposes of $379,925, none of which expire prior to November 30, 2002.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the

"required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on November 30 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula: P (1 + T)n = ERV Where:

P =               a hypothetical initial payment of $1,000
T =               average annual total return
n =               number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Funds for the periods ended December 31, 1997 are as follows:


Equity Fund
-----------
1 year                                                            27.27%
5 years                                                           16.19%
Since inception (January 2, 1991)                                 15.03%

Short/Intermediate Term Fixed-Income Fund
-----------------------------------------
1 year                                                             7.63%
5 years                                                            6.51%
Since inception (January 2, 1991)                                  7.44%


     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total returns of the Funds as calculated in this manner for each year since inception are as follows:


                                                            Short/Intermediate
  Year Ended                     Equity Fund              Term Fixed-Income Fund
  ----------                     -----------              ----------------------
  December 31, 1991                22.73%                         13.22%
  December 31, 1992                 2.50%                          6.47%
  December 31, 1993                10.26%                          8.37%
  December 31, 1994                -0.54%                         -2.27%
  December 31, 1995                27.22%                         15.53%
  December 31, 1996                19.28%                          4.09%
  December 31, 1997                27.27%                          7.63%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rates of return of the Equity Fund for the 1 year ended November 30, 1997, the 3 years ended November 30, 1997, the 5 years ended November 30, 1997 and for the period since inception through November 30, 1997 were 23.98%, 23.76%, 15.47% and 14.82%, respectively. The average annual compounded rates of return for the Short/Intermediate Term Fixed-Income Fund for the 1 year ended November 30, 1997, the 3 years ended November 30, 1997, the 5 years ended November 30, 1997 and for the period since inception through November 30, 1997 were 6.03%, 8.76%, 6.57% and 7.39%, respectively. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

     From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:
                                            6
                      Yield = 2[(a-b/cd + 1) - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the Equity Fund and the Short/Intermediate Term Fixed-Income Fund for November 1997 were 0.42% and 5.84%, respectively.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis and Lipper Fixed Income Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Equity Fund may provide comparative performance information appearing in the Growth and Income Funds category and the Short/Intermediate Term Fixed-Income Fund may provide comparative performance information appearing in the Short-Term Investment Grade Debt Funds category. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index and the Dow Jones Industrial Average. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------


     As of March 6, 1998, the Brundage, Story and Rose Profit Sharing Plan and the Brundage, Story and Rose 401(k) Plan, One Broadway, New York, New York, collectively owned of record 11.6% of the Trust's outstanding shares, including 21.6% of the outstanding shares of the Equity Fund and 5.8% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund. As of March 6, 1998, JM Fam Enterprises Inc., Agreement of Trust dtd 6/12/90, 100 NW 12th Avenue, Deerfield Beach, Florida 33442, owned of record 5.5% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 5.8% of the outstanding shares of the Equity Fund and 16.0% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund; and Charles G. Watson, 566 Weed Street, New Canaan, Connecticut 06840, owned of record 8.1% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund.

     As of March 6, 1998, the Trustees and officers of the Trust as a group owned of record or beneficially 21.7% of the Trust's outstanding shares, including 27.9% of the outstanding shares of the Equity Fund and 18.0% of the outstanding shares of the Short/Intermediate Term Fixed-Income Fund.


CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for each Fund's investments. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Arthur Andersen LLP has been selected as independent public accountants for the Trust for the fiscal year ending November 30, 1998. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

COUNTRYWIDE FUND SERVICES, INC.
-------------------------------

     The Trust's transfer agent, Countrywide Fund Services, Inc. ("Countrywide"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Countrywide is an affiliate of the Underwriter by reason of common ownership. Countrywide receives for its services as transfer agent a fee payable monthly at an annual rate of $15 per account from the Equity Fund and $19.50 per account from the Short/Intermediate Term Fixed-Income Fund, provided, however, that the minimum fee is $1,200 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Countrywide also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Countrywide to perform its duties, the Funds pay Countrywide a fee in accordance with the following schedule:

                                      Monthly Fee
                                -----------------------------
                                                    Short/
                                                 Intermediate
                                Equity           Term Fixed-
Asset Size of Fund              Fund             Income Fund
--------------------            ------           ------------

    0 - $ 50,000,000            $2,700               $3,000
   50 -  100,000,000             3,200                3,500
  100 -  150,000,000             3,700                4,000
  150 -  200,000,000             4,200                4,500
  200 -  250,000,000             4,700                5,000
  Over   250,000,000             5,500                6,000

In addition, each Fund pays all costs of external pricing services.

     In addition, Countrywide is retained to provide administrative services to the Funds. In this capacity, Countrywide supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Countrywide supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Countrywide a fee at the annual rate of
 .2% of the average value of its daily net assets up to $50,000,000, .175% of such assets from $50,000,000 to $100,000,000 and .15% of such assets in excess of $100,000,000; provided, however, that the minimum fee is $1,000 per month for each Fund.

ANNUAL REPORT
-------------


     The Funds' financial statements as of November 30, 1997 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                                                       Brundage,
                                                                  Story and Rose
                                                                Investment Trust
                                                     ---------------------------
                                                                   Annual Report
                                                     ---------------------------
                                                               November 30, 1997
                                                     ---------------------------

                                                     ---------------------------
                                                         Short/Intermediate Term
                                                     ---------------------------
                                                               Fixed-Income Fund
                                                     ---------------------------

                                                     ---------------------------
                                                                     Equity Fund
                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------
                                                                          [LOGO]

Letter To Shareholders                                          January 20, 1998
--------------------------------------------------------------------------------
ECONOMIC & FINANCIAL
MARKETS OUTLOOK

A Cold Wind Blows From Asia

While always important to the world economy, Asia has now taken center stage. Beginning with a run on the Thai currency (Baht) in early June and spreading to other Southeast Asian currencies and stock markets throughout the summer, the "Asian Flu", as it has been dubbed, engulfed the rest of the region and then the entire world, culminating in the worldwide stock market declines of late October. While the markets in the U.S. and Europe quickly recovered, conditions in Asia continued to deteriorate. Local currencies and stock markets continued falling, eventually requiring the banking systems of Thailand, Indonesia and Korea to be rescued by the International Monetary Fund (IMF), the World Bank and the developed nations.

It does not appear that the region is yet out of the woods. The financial crisis in South Korea seems to worsen daily, while Japan, the largest economy in the region, still has not taken the steps necessary to pull its economy out of a seven year slump. Meanwhile, the aftershocks are still being felt outside of the region as investors reassess the risks of exotic investments in volatile foreign markets and flee to the relative safety of the U.S. dollar and U.S. financial markets.

The questions we find ourselves asking at this point are: What does all this mean to the U.S. economy and corporate profits over the intermediate term, and what are the implications for U.S. financial markets beyond the knee-jerk reactions of the sort experienced in late October? Our conclusion is that, while the round-the-clock selling in global stock markets during October was almost silly, and while the long-term prospects for Asia will probably improve once this crisis has passed, the potential negative implications for the U.S. equity market are likely to prove more severe than currently believed. Asia, with two thirds of the world's population and close to 40% of Gross World Product, is too big and too important for such a large-scale crisis to be only a regional event. As home to many of the world's fastest growing economies, the region has an impact even more pronounced than its size would indicate.

What Happened?

At its core, the crisis in Asia is one of liquidity and confidence--first too much and then too little. For years, countries in the region thrived by fixing their exchange rates to the U.S. dollar and pursuing "Japan, Inc." styles of economic development. This meant that governments were free to channel capital into areas of national priority, while in international capital markets the threat of currency devaluations had been removed. The economies of the region thrived, vaulting themselves to economic powerhouses in three short decades. Unfortunately, the Asian "economic miracle" had its dark side in a lack of financial sector accountability, a potential to create excess capital and a lack of marketplace disciplines. Worst of all, massive borrowings in the region were denominated in outside currencies, principally U.S. dollars and Japanese yen. The result was that, though seemingly formidable from the outside, the Asian economic model had serious structural weaknesses.

So what turned inherent structural weaknesses into crisis? The stage was set in the mid 1990's when China drastically devalued its currency, thereby giving itself a significant competitive edge over its regional rivals. Soon, the combination of strong domestic demand and growing export competition from China led to ballooning trade deficits, declining foreign currency reserves and growing concern among international lenders. Once confidence had been shaken, it was the global currency speculators that provided the catalyst for the current crisis, as they began to "bet against" the fixed exchange rate regimes. The fixed exchange rate system finally collapsed in the summer of 1997 and the judgment of the market was swift and brutal. Only China and Hong Kong, both with large foreign currency reserves and U.S. dollar trade surpluses, were spared.

Of greatest concern to U.S. investors, of course, is the possibility that the "Asian Flu" will reach across the Pacific to our own shores. Most troubling by far is the outlook for corporate profits. Already lacking pricing power, many of the most vibrant segments of the U.S. economy will now find themselves facing competitors from Asia who, because of currency devaluations, suddenly have a 25%-50% cost advantage. In addition, many U.S. companies had pinned very high hopes on their large investments in Asia, expecting them to provide growth opportunities not available in a mature U.S. economy. The Asian crisis could prove to be a double-edged sword, pressuring profit margins here in the U.S. and limiting the opportunities for growth in what had been the most dynamic geographic region of the world.

Short/Intermediate Term
Fixed-Income Fund

During fiscal 1997, the yield curve changed shape as yields on short maturity Treasury issues rose .15% - .25%, while five year rates were unchanged and long maturity issues declined in yield by over .30%. This environment produced the highest total rates of returns (coupon plus price appreciation) for 30 year maturities at 9.35%. Total returns for the Merrill Lynch three and five year Treasury indicies were 5.85% and 5.79%, respectively.

Your Fund's total return was 6.03% for the fiscal year, comparing favorably to three to five year Treasury investments. Mortgage-backed bonds continued to furnish strong returns in fiscal 1997, as these investments outperformed a variety of similar duration alternatives. Our managers reduced weightings in this area approximately 10 percentage points during the year, and we ended the fiscal year with a little over one third of the portfolio invested in this high achieving sector. We believe these issues will be attractive holdings in 1998, but their relative returns will not be as attractive as during the last several years.

Corporate holdings were increased during the year. Issues rated A and Baa were increased from approximately 19% to 26% over the year as yield premiums widened during the latter half of the year providing more opportunities to capture attractive yield premiums.

The 30 day yield on the Fund at fiscal year-end was 5.84%. The yield was attractive relative to three month Treasury bills at 5.19% and three year maturity Treasury issues at 5.78%.

Equity Fund

Calendar 1997 was another outstanding year for the Equity Fund as it generated a total return of 27.3%. This brings the three year a average annual total return on the Fund to almost 25% per year. In relative terms, while lagging behind the Standard & Poor's (S&P) 500 Index, this 27.3% outpaced most market measures including the Dow Jones Industrial Average return of 24.9% and the Russell 2000 small company index of 22.2%. Results also compare favorably to Lipper mutual fund benchmarks, beating the average return for growth equity funds of 25.3% and the general equity funds average of 24.4%. For the fiscal year, the Fund's total return was 24.0% versus 28.5% for the S&P 500 Index.

The best performing sectors in the Fund were health care, communications services and financials, as increasing price volatility drove investors to the relative safety of the first two sectors, while falling long-term interest rates increased the attractiveness of many financial services companies which benefit from such an environment. On the other side, technology companies, buffeted by developments in Asia, gave back strong gains in the first half of the year, while commodity companies also suffered from fears of a global slowdown.

As we begin 1998, it is our belief that the impact on corporate earnings of the economic and financial meltdown in Asia are not fully appreciated in the market, likely leading to a continuation of the volatility that has characterized the equity market over the last six months. On the other hand, on a longer term basis, and in light of virtually non-existent inflation and correspondingly low interest rest rates, a more stable economic environment by the end of the year would likely present new opportunities. In the interim, we have focused our attention on growth-oriented capital goods companies and health care businesses. While beginning to rebuild representation in selected technology and consumer goods companies that have suffered from heavy non-U.S. exposure, we also continue to emphasize medium-sized companies where valuations are more compelling than in the large capitalization area.

Summary

While very low rates of inflation and decelerating growth of corporate profits constitutes a very attractive environment for fixed-income securities, it seems likely that there will be some disappointments within the equity area and, with statistical valuations at historic high levels, we are inclined to be only cautiously optimistic as we enter 1998. 1995 through 1997 has been the only period in modern history when the S&P 500 Index has appreciated over 20% in three consecutive years. In the current environment, it seems that somewhat lower expectations would be prudent, but we have always felt that investment horizons should be truly long-term and that predictions for shorter periods often tend to be more humbling than prescient.

Sincerely yours,

/s/ Malcolm D. Clarke, Jr.

Malcolm D. Clarke, Jr.
President

Comparison of the Change in Value of a $10,000 Investment in the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Merrill Lynch 3-Year
                                Treasury Index


                           Brundage, Story and Rose
                   Short/Intermediate Term Fixed-Income Fund
                         Average Annual Total Returns

                    1 Year      5 Year     Since Inception*
                    6.03%       6.57%            7.39%
           Past performance is not predictive of future performance

                      Brundage, Story
                         and Rose
                    Short/Intermediate       Merrill Lynch
                          Term                  3 Year
                    Fixed-Income Fund       Treasury Index
 1/91                     10000                  10000
 3/91                     10158                  10200
 6/91                     10357                  10384
 9/91                     10864                  10845
12/91                     11322                  11353
 3/92                     11240                  11223
 6/92                     11685                  11654
 9/92                     12130                  12163
12/92                     12054                  12105
 3/93                     12488                  12482
 6/93                     12747                  12663
 9/93                     13007                  12878
12/93                     13063                  12931
 3/94                     12848                  12728
 6/94                     12751                  12661
 9/94                     12828                  12759
12/94                     12766                  12734
 3/95                     13366                  13271
 6/95                     14036                  13837
 9/95                     14263                  14051
12/95                     14749                  14496
 3/96                     14647                  14423
 6/96                     14734                  14505
 9/96                     14999                  14743
12/96                     15352                  15060
 3/97                     15323                  15071
 6/97                     15764                  15452
 9/97                     16178                  15833
11/97                     16366                  16000

         *The public offering of shares commenced on January 2, 1991.

Comparison  of the  Change in Value of a  $10,000  Investment  in the  Brundage,
            Story and Rose Equity Fund and the Standard & Poor's 500 Index


                           Brundage, Story and Rose
                                  Equity Fund
                         Average Annual Total Returns

                    1 Year      5 Year     Since Inception*
                    23.98%      15.47%          14.82%
           Past performance is not predictive of future performance

                      Brundage, Story
                         and Rose           Standard & Poor's
                        Equity Fund             500 Index
 1/91                      10000                  10000
 3/91                      11100                  11453
 6/91                      10736                  11427
 9/91                      11280                  12038
12/91                      12273                  13047
 3/92                      11890                  12717
 6/92                      11802                  12958
 9/92                      12371                  13367
12/92                      12579                  14039
 3/93                      12875                  14651
 6/93                      12907                  14721
 9/93                      13385                  15101
12/93                      13870                  15452
 3/94                      13148                  14866
 6/94                      13156                  14928
 9/94                      14103                  15657
12/94                      13795                  15654
 3/95                      14791                  17178
 6/95                      15543                  18818
 9/95                      16875                  20314
12/95                      17551                  21537
 3/96                      17916                  22693
 6/96                      18920                  23711
 9/96                      19188                  24444
12/96                      20934                  26482
 3/97                      20587                  27192
 6/97                      24236                  31939
 9/97                      26143                  34331
12/97                      25983                  34721

         *The public offering of shares commenced on January 2, 1991.        3

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 1997
=============================================================================================================================
                                                                                              Short/
                                                                                           Intermediate
                                                                                               Term
                                                                                           Fixed-Income            Equity
                                                                                               Fund                 Fund
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At amortized cost (original cost $35,153,093 and $23,270,638, respectively)........      $  35,143,353       $   23,270,638
                                                                                           =============       ==============
  At market value (Note 2)...........................................................      $  35,613,937       $   33,881,762
Investments in repurchase agreements (Note 2)........................................            744,000            1,487,000
Cash.................................................................................                760                  583
Receivable for capital shares sold...................................................             11,297               33,895
Interest and principal paydowns receivable...........................................            384,334                  630
Dividends receivable.................................................................                 --               39,323
Other assets.........................................................................              1,222                1,163
                                                                                           -------------       --------------
        TOTAL ASSETS.................................................................         36,755,550           35,444,356
                                                                                           -------------       --------------

LIABILITIES
Payable for capital shares redeemed..................................................             42,079               61,050
Dividends payable....................................................................             31,781                   --
Payable to affiliates (Note 4).......................................................             13,773               28,214
Other accrued expenses and liabilities...............................................             15,100               12,079
                                                                                           -------------       --------------
        TOTAL LIABILITIES............................................................            102,733              101,343
                                                                                           -------------       --------------

NET ASSETS...........................................................................      $  36,652,817       $   35,343,013
                                                                                           =============       ==============
Net assets consist of:
Paid-in capital......................................................................      $  36,562,158       $   21,183,303
Undistributed net investment income..................................................                 --               13,368
Accumulated net realized gains (losses) from security transactions...................           (379,925)           3,535,218
Net unrealized appreciation on investments...........................................            470,584           10,611,124
                                                                                           -------------       --------------
Net assets...........................................................................      $  36,652,817       $   35,343,013
                                                                                           =============       ==============
Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value) (Note 5).................................................          3,428,580            1,821,584
                                                                                           =============       ==============
Net asset value, offering price and redemption price per share (Note 2)..............      $       10.69       $        19.40
                                                                                           =============       ==============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 1997
======================================================================================================================
                                                                                        Short/
                                                                                     Intermediate
                                                                                         Term
                                                                                     Fixed-Income           Equity
                                                                                         Fund                Fund
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest.....................................................................      $   2,187,972       $      56,243
  Dividends....................................................................                 --             424,724
                                                                                     -------------       -------------
     TOTAL INVESTMENT INCOME...................................................          2,187,972             480,967
                                                                                     -------------       -------------

EXPENSES
  Investment advisory fees (Note 4)............................................            167,570             204,053
  Administrative services fees (Note 4)........................................             66,812              62,621
  Accounting services fees (Note 4)............................................             36,000              32,400
  Professional fees............................................................             17,902              17,902
  Transfer agent and shareholder service fees (Note 4).........................             14,400              14,400
  Trustees' fees and expenses..................................................             13,188              13,188
  Registration fees............................................................             10,480              10,380
  Insurance expense............................................................              8,716               7,374
  Custodian fees...............................................................              3,911               4,062
  Pricing expense..............................................................              6,422               1,382
  Postage and supplies.........................................................              5,665               1,326
  Reports to shareholders......................................................              3,268               3,597
  Distribution expenses (Note 4)...............................................              1,687               1,521
  Other expenses...............................................................              2,070                  --
                                                                                     -------------       -------------
     TOTAL EXPENSES............................................................            358,091             374,206
  Fees waived by the Adviser (Note 4)..........................................           (140,249)                 --
                                                                                     -------------       -------------
     NET EXPENSES..............................................................            217,842             374,206
                                                                                     -------------       -------------
NET INVESTMENT INCOME..........................................................          1,970,130             106,761
                                                                                     -------------       -------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains (losses) from security transactions.......................            (30,709)          3,535,218
  Net change in unrealized appreciation/depreciation on investments............             33,026           3,111,825
                                                                                     -------------       -------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS...............................              2,317           6,647,043
                                                                                     -------------       -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................................      $   1,972,447       $   6,753,804
                                                                                     =============       =============

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended November 30, 1997 and 1996

=============================================================================================================================
                                                                   Short/Intermediate Term
                                                                      Fixed-Income Fund                  Equity Fund
                                                                  -----------------------------------------------------------
                                                                      Year           Year            Year            Year
                                                                     Ended          Ended           Ended           Ended
                                                                  November 30,   November 30,    November 30,    November 30,
                                                                      1997           1996            1997            1996
-----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income.......................................   $ 1,970,130     $ 1,925,771     $   106,761     $   105,845
  Net realized gains (losses) from security transactions......       (30,709)        164,007       3,535,218       2,298,821
  Net change in unrealized appreciation/depreciation
    on investments............................................        33,026        (248,560)      3,111,825       2,561,218
                                                                 -----------     -----------     -----------     -----------
Net increase in net assets from operations....................     1,972,447       1,841,218       6,753,804       4,965,884
                                                                 -----------     -----------     -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..................................    (1,970,130)     (1,925,771)       (106,087)       (118,157)
  From net realized gains from security transactions..........            --              --      (2,298,821)     (1,134,441)
                                                                 -----------     -----------     -----------     -----------
Decrease in net assets from distributions to
  shareholders................................................    (1,970,130)     (1,925,771)     (2,404,908)     (1,252,598)
                                                                 -----------     -----------     -----------     -----------
FROM CAPITAL SHARE
  TRANSACTIONS (Note 5):
  Proceeds from shares sold...................................     6,910,347       4,540,639       3,894,667       2,369,871
  Net asset value of shares issued in reinvestment of
    distributions to shareholders.............................     1,580,414       1,615,646       2,352,415       1,235,320
  Payments for shares redeemed................................    (5,216,812)     (7,966,690)     (2,793,087)     (3,968,907)
                                                                 -----------     -----------     -----------     -----------
Net increase (decrease) in net assets
  from capital share transactions.............................     3,273,949      (1,810,405)      3,453,995        (363,716)
                                                                 -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS.........................     3,276,266      (1,894,958)      7,802,891       3,349,570

NET ASSETS:
  Beginning of year...........................................    33,376,551      35,271,509      27,540,122      24,190,552
                                                                 -----------     -----------     -----------     -----------
  End of year.................................................   $36,652,817     $33,376,551     $35,343,013     $27,540,122
                                                                 ===========     ===========     ===========     ===========

UNDISTRIBUTED NET INVESTMENT INCOME...........................   $        --     $        --     $    13,368     $    12,694
                                                                 ===========     ===========     ===========     ===========

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
FINANCIAL HIGHLIGHTS

=================================================================================================================
                                                      Per Share Data for a Share Outstanding Throughout Each Year
-----------------------------------------------------------------------------------------------------------------
                                                          Year        Year       Year        Year        Year
                                                          Ended      Ended       Ended       Ended       Ended
                                                        Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,
                                                          1997        1996       1995        1994        1993
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year.................   $ 10.69     $ 10.73     $  9.94     $ 10.77     $ 10.49
                                                        -------     -------     -------     -------     -------

Income from investment operations:
  Net investment income..............................      0.62        0.62        0.64        0.59        0.64
  Net realized and unrealized
    gains (losses) on investments....................        --       (0.04)       0.79       (0.79)       0.28
                                                        -------     -------     -------     -------     -------
Total from investment operations.....................      0.62        0.58        1.43       (0.20)       0.92
                                                        -------     -------     -------     -------     -------

Less distributions:
  Dividends from net investment income...............     (0.62)      (0.62)      (0.64)      (0.59)      (0.64)
  Distributions from net realized gains..............        --          --          --       (0.04)         --
                                                        -------     -------     -------     -------     -------
Total distributions..................................     (0.62)      (0.62)      (0.64)      (0.63)      (0.64)
                                                        -------     -------     -------     -------     -------

Net asset value at end of year.......................   $ 10.69     $ 10.69     $ 10.73     $  9.94     $ 10.77
                                                        =======     =======     =======     =======     =======

Total return.........................................      6.03%       5.65%      14.84%      (1.98%)      9.00%
                                                        =======     =======     =======     =======     =======

Net assets at end of year (000's)....................   $36,653     $33,377     $35,272     $35,390     $43,272
                                                        =======     =======     =======     =======     =======

Ratio of expenses to average net assets/(A)/.........      0.65%       0.65%       0.60%       0.50%       0.50%

Ratio of net investment income to average net assets.      5.88%       5.90%       6.21%       5.67%       5.95%

Portfolio turnover rate..............................        46%         40%         39%         57%         29%
-----------------------------------------------------------------------------------------------------------------

/(A)/ Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.07%, 1.09%, 1.09%, 1.06% and 1.11% and for the years ended November 30, 1997, 1996, 1995, 1994 and 1993, respectively (Note 4).

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
FINANCIAL HIGHLIGHTS

====================================================================================================================
                                                         Per Share Data for a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year       Year         Year
                                                            Ended       Ended       Ended       Ended       Ended
                                                           Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,    Nov. 30,
                                                             1997       1996         1995       1994         1993
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year.................      $ 17.18     $ 14.91     $ 12.43     $ 12.70     $ 12.26
                                                           -------     -------     -------     -------     -------

Income from investment operations:
  Net investment income..............................         0.06        0.06        0.07        0.06        0.09
  Net realized and unrealized
    gains on investments.............................         3.65        2.97        3.02        0.11        0.76
                                                           -------     -------     -------     -------     -------
Total from investment operations.....................         3.71        3.03        3.09        0.17        0.85
                                                           -------     -------     -------     -------     -------

Less distributions:
  Dividends from net investment income...............        (0.06)      (0.07)      (0.06)      (0.06)      (0.10)
  Distributions from net realized gains..............        (1.43)      (0.69)      (0.55)      (0.38)      (0.31)
                                                           -------     -------     -------     -------     -------
Total distributions..................................        (1.49)      (0.76)      (0.61)      (0.44)      (0.41)
                                                           -------     -------     -------     -------     -------

Net asset value at end of year.......................      $ 19.40     $ 17.18     $ 14.91     $ 12.43     $ 12.70
                                                           =======     =======     =======     =======     =======

Total return.........................................        23.98%      21.27%      26.08%       1.35%       6.83%
                                                           =======     =======     =======     =======     =======

Net assets at end of year (000's)....................      $35,343     $27,540     $24,191     $18,821     $19,150
                                                           =======     =======     =======     =======     =======

Ratio of expenses to average net assets/(A)/.........         1.19%       1.30%       1.45%       1.50%       1.50%

Ratio of net investment income to average net assets.         0.34%       0.42%       0.52%       0.51%       0.74%

Portfolio turnover rate..............................           49%         44%         42%         44%         45%

Average commission rate per share/(B)/...............      $0.0499     $0.0490          --          --          --

/(A)/ Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.58% and for the year ended November 30, 1993.
/(B)/ Beginning with the year ended November 30, 1996, the Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
SHORT/INTERMEDIATE TERM FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997

====================================================================================================================================
      Par                                                                                                                 Market
     Value          INVESTMENT SECURITIES -- 97.2%                                            Rate       Maturity          Value
------------------------------------------------------------------------------------------------------------------------------------
                    U.S. TREASURY OBLIGATIONS -- 25.6%
$   1,400,000       U.S. Treasury Notes................................................       6.625%      7/31/01      $  1,433,250
    1,300,000       U.S. Treasury Notes................................................       5.875      11/30/01         1,299,187
    1,100,000       U.S. Treasury Notes................................................       6.625       3/31/02         1,129,562
    1,200,000       U.S. Treasury Notes................................................       5.750       8/15/03         1,192,126
    1,000,000       U.S. Treasury Notes................................................       7.250       5/15/04         1,071,875
    1,000,000       U.S. Treasury Notes................................................       6.500       8/15/05         1,034,688
    1,000,000       U.S. Treasury Notes................................................       6.875       5/15/06         1,061,563
      600,000       U.S. Treasury Notes................................................       7.000       7/15/06           642,563
      500,000       U.S. Treasury Notes................................................       6.500      10/15/06           519,219
-------------                                                                                                          ------------
$   9,100,000       TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,212,734)..................                                $  9,384,033
-------------                                                                                                          ------------
                    U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
                     SECURITIES -- 27.8%
$     206,477       Federal Home Loan Mortgage Corp. GOLD #N-90875.....................       7.500%      2/01/99      $    209,331
        7,614       Government National Mortgage Assoc. #114468........................       9.500       7/15/99             7,760
      517,251       Federal Home Loan Mortgage Corp. GOLD #G-50274.....................       7.500       6/01/00           524,321
       10,592       Federal Home Loan Mortgage Corp. GNOME #200068.....................       8.000       3/01/02            10,786
       41,517       Federal National Mortgage Assoc. DWARF #51935......................       8.000       4/01/02            42,444
    1,000,000       Federal National Mortgage Assoc. REMIC #93-52E.....................       6.000       4/25/05           996,780
       57,431       Federal Home Loan Mortgage Corp. #140094...........................       7.500       5/01/05            58,295
      500,000       Federal Home Loan Mortgage Corp. REMIC #1404-D.....................       6.800       1/15/06           505,248
       76,290       Federal National Mortgage Assoc. DWARF #50480......................       8.000       9/01/06            78,855
      700,000       Federal National Mortgage Assoc. REMIC #92-24H.....................       7.500      11/25/06           715,619
      660,030       Government National Mortgage Assoc. #362109........................       9.000       9/15/08           693,897
    1,500,000       Federal Home Loan Mortgage Corp. REMIC #1523-PE....................       6.000      10/15/15         1,496,535
    1,000,000       Federal National Mortgage Assoc. REMIC #93-20PE....................       5.900       5/25/16           995,090
    1,000,000       Federal Home Loan Mortgage Corp. REMIC #1522-C.....................       6.000       8/15/16           994,250
    1,000,000       Federal National Mortgage Assoc. REMIC #94-29PE....................       6.000       5/25/18           993,120
       15,946       Government National Mortgage Assoc. #285639........................       9.000       2/15/20            17,215
    1,000,000       Federal Home Loan Mortgage Corp. REMIC #1699-C.....................       6.200       2/15/24           998,740
      833,017       Federal National Mortgage Assoc. #250322...........................       7.500       7/01/25           849,836
-------------                                                                                                          ------------
$  10,126,165       TOTAL U.S. GOVERNMENT AGENCY
-------------        MORTGAGE-BACKED SECURITIES (Cost $10,098,982).....................                                $ 10,188,122
                                                                                                                       ------------
                    OTHER MORTGAGE-BACKED SECURITIES -- 6.7%
$     467,491       Advanta Home Equity Loan Trust #92-1A..............................       7.875%      9/25/08      $    479,669
    1,000,000       CMC Securities Corp. III #94-B.....................................       6.000       2/25/09           992,010
    1,000,000       Bear Stearns Mortgage Securities, Inc. #96-3-A2....................       7.240       6/25/27         1,000,620
-------------                                                                                                          ------------
$   2,467,491       TOTAL OTHER MORTGAGE-BACKED SECURITIES
-------------        (Cost $2,457,809).................................................                                $  2,472,299
                                                                                                                       ------------

======================================================================================================================
     Par                                                                                                     Market
    Value         INVESTMENT SECURITIES -- 97.2%                                  Rate       Maturity        Value
----------------------------------------------------------------------------------------------------------------------
                  ASSET-BACKED SECURITIES -- 11.5%
$     100,512     Nissan Auto Receivables Trust #1994-A.........................  6.450%      9/15/99     $    100,548
    1,000,000     Circuit City Credit Card Trust #1994-2-A......................  8.000      11/15/99        1,033,190
    1,000,000     Banc One Credit Card Trust #1994-C-A..........................  7.800      12/15/00        1,016,400
    1,000,000     J.C. Penney Credit Card Trust #B-A............................  8.950      10/15/01        1,048,934
    1,000,000     First Bank Corporate Card Trust #1997-1-A.....................  6.400       2/15/03        1,005,540
-------------                                                                                             ------------
$   4,100,512     TOTAL ASSET-BACKED SECURITIES (Cost $4,163,189)...............                          $  4,204,612
-------------                                                                                             ------------
                  CORPORATE BONDS -- 25.6%
$     100,000     Champion International Corp...................................  9.800%      2/01/98     $    100,593
    1,000,000     Lehman Brothers, Inc..........................................  6.125       2/01/01          989,790
    1,000,000     Ford Motor Credit Co. Medium Term Notes.......................  5.900       2/23/01          989,605
    1,000,000     General Motors Acceptance Corp. Global Bond...................  6.750       2/07/02        1,010,273
    1,000,000     Quebec Province...............................................  8.800       4/15/03        1,101,820
    1,000,000     Sears Roebuck Acceptance Corp. Medium Term Notes..............  6.760       6/25/03        1,012,800
    1,000,000     Salomon Smith Barney Holdings, Inc............................  6.625      11/15/03          996,740
    1,000,000     American Home Products Corp...................................  7.900       2/15/05        1,075,792
    1,000,000     U.S. West Capital Funding, Inc................................  7.300       1/15/07        1,025,497
    1,000,000     Bank One Corp.................................................  7.600       5/01/07        1,061,961
-------------                                                                                             ------------
$   9,100,000     TOTAL CORPORATE BONDS (Cost $9,210,639).......................                          $  9,364,871
-------------                                                                                             ------------

$  34,894,168     TOTAL INVESTMENTS (Cost $35,143,353)..........................                          $ 35,613,937
=============                                                                                             ============

======================================================================================================================
    Face                                                                                                     Market
   Amount         REPURCHASE AGREEMENTS(1) -- 2.0%                                                           Value
----------------------------------------------------------------------------------------------------------------------
$     744,000     Fifth Third Bank, 5.08%, dated 11/28/97, due 12/01/97, repurchase proceeds $744,315...  $    744,000
-------------                                                                                             ------------
$     744,000     TOTAL REPURCHASE AGREEMENTS...........................................................  $    744,000
=============                                                                                             ------------
                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE -- 99.2%.........................  $ 36,357,937

                  OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%.........................................       294,880
                                                                                                          ------------
                  NET ASSETS -- 100.0%..................................................................  $ 36,652,817
                                                                                                          ============

(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

DWARF - A 15-year mortgage pool issued by FNMA.
GNOME - A 15-year mortgage pool issued by FHLMC.
REMIC - Real Estate Mortgage Investment Conduit.
GOLD - A 30-year mortgage pool issued by FHLMC with a shorter coupon payment delay period.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
EQUITY FUND
PORTFOLIO OF INVESTMENTS
November 30, 1997
================================================================================
                                                                      Market
COMMON STOCK -- 95.9%                             Shares               Value
--------------------------------------------------------------------------------
CAPITAL GOODS -- 16.5%
AlliedSignal, Inc.............................    16,000           $     594,000
Avery Dennison Corp...........................    27,200               1,139,000
The Boeing Co.................................    16,000                 850,000
Illinois Tool Works, Inc......................     9,400                 515,237
Molex, Inc. - Class A.........................    29,765               1,034,334
Thermo Electron Corp.*........................    35,700               1,314,206
USA Waste Services, Inc.*.....................    12,000                 396,750
                                                                   -------------
                                                                   $   5,843,527
                                                                   -------------
TECHNOLOGY -- 13.1%
Adobe Systems, Inc............................    10,200           $     428,400
Applied Materials, Inc.*......................     8,500                 280,500
Cabletron Systems, Inc.*......................    18,500                 425,500
Computer Sciences Corp.*......................    12,000                 950,250
First Data Corp...............................     7,500                 212,344
Hewlett-Packard Co............................     7,100                 433,544
Motorola, Inc.................................    13,500                 848,813
QUALCOMM, Inc.*...............................     7,000                 474,250
Sequent Computer Systems, Inc.*...............    24,000                 558,000
Siebel Systems, Inc.*.........................        34                   1,415
                                                                   -------------
                                                                   $   4,613,016
                                                                   -------------
FINANCIALS -- 12.5%
American Express Co...........................    12,500           $     985,938
American International Group, Inc.............     7,525                 758,614
Chubb Corp....................................    11,900                 844,156
Fannie Mae....................................    24,700               1,304,469
J.P. Morgan & Company, Inc....................     4,500                 513,844
                                                                   -------------
                                                                   $   4,407,021
                                                                   -------------
HEALTH CARE -- 12.1%
Abbott Laboratories...........................    15,000           $     975,000
American Home Products Corp...................    10,700                 747,663
MedPartners, Inc.*............................    14,500                 358,875
Merck & Co., Inc..............................     5,000                 472,812
Schering-Plough Corp..........................    17,300               1,084,494
SmithKline Beecham PLC - ADR..................    13,000                 645,125
                                                                   -------------
                                                                   $   4,283,969
                                                                   -------------
BASIC MATERIALS -- 8.6%
BetzDearborn, Inc.............................    10,900           $     663,537
Ecolab, Inc...................................    23,100               1,178,100
Monsanto Co...................................    10,000                 436,875
Sonoco Products Co............................    10,200                 334,688
Willamette Industries, Inc....................    12,000                 421,500
                                                                   -------------
                                                                   $   3,034,700
                                                                   -------------


EQUITY FUND (continued)
==============================================================================================================
                                                                                                     Market
COMMON STOCK -- 95.9%                                                        Shares                  Value
--------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES -- 8.5%
Colgate-Palmolive Co...........................................               4,800               $    320,700
The Walt Disney Co.............................................               4,000                    379,750
Gillette Co....................................................               3,500                    323,094
McDonald's Corp................................................              14,000                    679,000
PepsiCo, Inc...................................................              17,300                    637,937
Sysco Corp.....................................................              15,000                    668,438
                                                                                                  ------------
                                                                                                  $  3,008,919
                                                                                                  ------------
ENERGY -- 8.0%
Amoco Corp.....................................................               6,500               $    585,000
Exxon Corp.....................................................               6,000                    366,000
Mobil Corp.....................................................              10,000                    719,375
Noble Affiliates, Inc..........................................              19,000                    705,375
Royal Dutch Petroleum Co.......................................               8,800                    463,650
                                                                                                  ------------
                                                                                                  $  2,839,400
                                                                                                  ------------
CONSUMER CYCLICALS -- 6.6%
AutoZone, Inc.*................................................              29,700               $    891,000
H&R Block, Inc.................................................              20,600                    844,600
Nike, Inc. - Class B...........................................              12,300                    598,856
                                                                                                  ------------
                                                                                                  $  2,334,456
                                                                                                  ------------
COMMUNICATION SERVICES -- 5.5%
AirTouch Communications, Inc.*.................................              33,400               $  1,310,950
AT&T Corp......................................................              11,500                    642,562
                                                                                                  ------------
                                                                                                  $  1,953,512
                                                                                                  ------------
UTILITIES -- 2.8%
Duke Energy Corp...............................................              18,590               $    966,680
                                                                                                  ------------
TRANSPORTATION -- 1.7%
Landstar System, Inc.*.........................................              23,000               $    596,562
                                                                                                  ------------
TOTAL COMMON STOCK (Cost $23,270,638)..........................                                   $ 33,881,762
                                                                                                  ------------

==============================================================================================================
                                                                           Face                      Market
REPURCHASE AGREEMENTS(1) -- 4.2%                                          Amount                     Value
--------------------------------------------------------------------------------------------------------------
Fifth Third Bank, 5.08%, dated 11/28/97, due 12/01/97,
  repurchase proceeds $1,487,630...............................        $  1,487,000               $  1,487,000
                                                                       ------------               ------------
TOTAL REPURCHASE AGREEMENTS....................................        $  1,487,000               $  1,487,000
                                                                       ============               ------------
TOTAL COMMON STOCK AND
        REPURCHASE AGREEMENTS AT VALUE -- 100.1%...............                                   $ 35,368,762

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)................                                        (25,749)
                                                                                                  ------------
NET ASSETS -- 100.0%...........................................                                   $ 35,343,013
                                                                                                  ============

* Non-income producing securities.

(1) Repurchase   agreements  are  fully   collateralized   by  U.S.   Government
    obligations.

See accompanying notes to financial statements.

BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
November 30, 1997
================================================================================

1.   Organization

Brundage, Story and Rose Investment Trust (the Trust) was organized as an Ohio business trust on October 1, 1990. The Trust offers two series of shares to investors: the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund (collectively, the Funds). The Trust commenced operations on December 3, 1990, when Brundage, Story and Rose, LLC (the Adviser) purchased the initial 5,000 shares of each Fund at $10 per share. The public offering of shares commenced on January 2, 1991.

The Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (the Bond
Fund) seeks to provide a higher and more stable level of income than a money market fund with more principal stability than a mutual fund investing in intermediate and long-term fixed-income securities. The Bond Fund invests primarily in short and intermediate-term fixed-income securities.

The Brundage, Story and Rose Equity Fund (the Equity Fund) seeks to provide protection and enhancement of capital and growth of income. The Equity Fund invests primarily in common stocks and securities convertible into common stock.

2.   Significant Accounting Policies

The following is a summary of the Trust's significant accounting policies:

Securities valuation--The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. U.S. Government and agency obligations, asset-backed securities and corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities will be valued at fair value as determined in good faith by the Adviser consistent with procedures established by the Board of Trustees.

Repurchase agreements--Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. Each Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including the Funds' custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation--The net asset value of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding. The offering and redemption price per share of each Fund are equal to the net asset value per share.

Investment income--Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders--Dividends arising from net investment income for the Bond Fund are declared daily and paid monthly. Dividends arising from net investment income for the Equity Fund are declared and paid quarterly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions--Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Securities traded on a to-be-announced basis--The Bond Fund periodically trades portfolio securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in mortgage-backed and asset-backed securities transactions. Securities purchased on a TBA basis are recorded on the trade date, however, they are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. When effecting such transactions, assets of a dollar amount sufficient to make payment for the portfolio securities to be purchased are placed in a segregated account on the trade date.

Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax--It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of November 30, 1997:

----------------------------------------------------------------------------------
                                                           Bond         Equity
                                                           Fund          Fund
----------------------------------------------------------------------------------
Gross unrealized appreciation......................... $    528,915   $ 11,028,788
Gross unrealized depreciation.........................      (58,331)      (417,664)
                                                        -----------   ------------
Net unrealized appreciation........................... $    470,584   $ 10,611,124
                                                        ===========   ============
Federal income tax cost............................... $ 35,143,353   $ 23,270,638
                                                        ===========   ============
----------------------------------------------------------------------------------

As of November 30, 1997, the Bond Fund had capital loss carryforwards for federal income tax purposes of $379,925, none of which expire prior to November 30, 2002. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

3.   Investment Transactions

Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $18,322,901 and $15,136,557, respectively, for the Bond Fund and $15,478,689 and $14,783,656, respectively, for the Equity Fund, during the year ended November 30, 1997.

4.   Transactions with Affiliates

Certain Trustees and officers of the Trust are principals of the Adviser. Certain officers of the Trust are officers of Countrywide Fund Services, Inc.
(CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, and of Countrywide Investments, Inc., the exclusive underwriter of the Funds' shares.

As of November 30, 1997, the Adviser, principals of the Adviser and certain employee benefit plans of the Adviser collectively owned 18% and 33% of the shares of beneficial interest outstanding of the Bond Fund and the Equity Fund, respectively.

ADVISORY AGREEMENT

Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Bond Fund and the Equity Fund each pay the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% and 0.65%, respectively, of average daily net assets.

In order to reduce the operating expenses of the Bond Fund, the Adviser voluntarily waived $140,249 of its investment advisory fees during the year ended November 30, 1997.

ADMINISTRATIVE SERVICES AGREEMENT

Under the terms of the Administrative Services Agreement with the Trust, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee based on each Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with the Trust, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement with the Trust, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee from each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

PLAN OF DISTRIBUTION

The Trust has a plan of distribution (the Plan) under which each Fund may incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

5.   Capital Share Transactions

Proceeds and payments on capital shares sold and redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years ended November 30, 1997 and 1996:

---------------------------------------------------------------------------------------------------------------------------
                                                                      Bond Fund                        Equity Fund
                                                            ---------------------------------------------------------------
                                                                Year             Year               Year           Year
                                                               Ended             Ended             Ended          Ended
                                                            November 30,     November 30,       November 30,   November 30,
                                                                1997             1996               1997           1996
                                                            ---------------------------------------------------------------
Shares sold..........................................           651,578          430,192            226,359        157,706
Shares issued in reinvestment
   of distributions to shareholders..................           149,272          152,952            154,343         85,211
Shares redeemed......................................          (494,784)        (748,745)          (161,988)      (262,040)
                                                             ----------       ----------         ----------     ----------
Net increase (decrease) in shares outstanding........           306,066         (165,601)           218,714        (19,123)
Shares outstanding, beginning of year................         3,122,514        3,288,115          1,602,870      1,621,993
                                                             ----------       ----------         ----------     ----------
Shares outstanding, end of year......................         3,428,580        3,122,514          1,821,584      1,602,870
                                                             ==========       ==========         ==========     ==========
---------------------------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


Arthur Andersen LLP


To the Shareholders and Board of Trustees of the Brundage, Story and Rose Investment Trust:

We have audited the accompanying statements of assets and liabilities of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust (an Ohio business trust), including the portfolios of investments, as of November 30, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund and the Brundage, Story and Rose Equity Fund of the Brundage, Story and Rose Investment Trust as of November 30, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP

Cincinnati, Ohio
December 31, 1997

Brundage,
Story and Rose
Investment Trust
------------------------------------
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

Board of Trustees
------------------------------------
Francis S. Branin, Jr.
Malcolm D. Clarke, Jr.
Cheryl L. Grandfield
Antoinette Geyelin Hoar
Jerome B. Lieber
William M.R. Mapel
James G. Pepper
Crosby R. Smith
Charles G. Watson

Investment Adviser
------------------------------------
Brundage, Story and Rose, LLC
One Broadway
New York, New York 10004

Underwriter
------------------------------------
Countrywide Investments, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094

Transfer Agent
------------------------------------
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Services
------------------------------------
Nationwide: (Toll Free) 800-320-2212

                    BRUNDAGE, STORY AND ROSE INVESTMENT TRUST
                    -----------------------------------------

PART C.           OTHER INFORMATION
-------           -----------------

Item 24.  Financial Statements and Exhibits
--------  ---------------------------------

          (a)  (i)  Financial Statements included in Part A:

                    Financial Highlights

               (ii) Financial Statements included in Part B:


                    Statements of Assets and Liabilities, November 30, 1997

                    Statements  of  Operations  for the Year Ended  November 30,
                    1997

                    Statements of Changes in Net Assets for the Years Ended November 30, 1997 and November 30, 1996

                    Financial Highlights for the Years Ended November 30, 1997, 1996, 1995, 1994 and 1993

                    Notes to Financial Statements, November 30, 1997

                    Portfolios of Investments, November 30, 1997


          (b)  Exhibits

               (1)  (i)  Agreement and Declaration of Trust*

                    (ii) Amendments to Agreement and Declaration of Trust*

               (2)  Bylaws*

               (3)  Inapplicable

               (4)  Specimen of Share Certificate*

               (5)  (i)  Advisory Agreement with Brundage, Story and Rose*

                    (ii) Agreement to Transfer Investment Advisory Contract*

               (6)  (i)  Underwriting  Agreement with  Countrywide  Investments,
                         Inc.*

                    (ii) Form of Underwriter's Dealer Agreement*

               (7)  Inapplicable

               (8)  Custody Agreement with The Fifth Third Bank*


               (9)  (i)  Administration    Agreement   with   Countrywide   Fund
                         Services, Inc.*

                    (ii) Accounting  Services  Agreement with  Countrywide  Fund
                         Services, Inc.*

                    (iii)Transfer, Dividend Disbursing,  Shareholder Service and
                         Plan Agency Agreement with Countrywide Fund Services, Inc.*


               (10) Opinion and Consent of Counsel*

               (11) Consent of Independent Public Accountants

               (12) Inapplicable

               (13) Inapplicable

               (14) (i) Brundage, Story and Rose Individual Retirement Account Plan*

                    (ii) Brundage, Story and Rose 403(b) Retirement Plan*



               (15) (i)  Plan of Distribution Pursuant to Rule 12b-1*

                    (ii) Implementation  Agreement with Brundage, Story and Rose
                         LLC*

               (16) Computations of Performance  Quotations Provided in Response
                    to Item 22*

               (17) (i) Financial Data Schedule -- Brundage, Story and Rose Equity Fund

                    (ii) Financial  Data  Schedule --  Brundage,  Story and Rose
                         Short/Intermediate Term Fixed-Income Fund

               (18) Inapplicable

-------------------------------------
*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A

Item 25.  Persons Controlled by or Under Common Control with Registrant.
--------  --------------------------------------------------------------

          None

Item 26.  Number of Holders of Securities.
--------  --------------------------------


          Set forth below are the number of record holders, as of February 28, 1998, of the shares of beneficial interest of the Registrant.

                                                             Number of
Title of Class                                            Record Holders
--------------                                            --------------

Brundage, Story and Rose
  Equity Fund                                                     522

Brundage, Story and Rose Short/
  Intermediate Term Fixed-Income Fund                             343


Item 27.  Indemnification
--------  ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               "Section  6.4  Indemnification  of Trustees,  Officers,  etc. The
               Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

               Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, its Adviser and its Underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The  Advisory  Agreement  with  Brundage,  Story  and  Rose  LLC  (the
          "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the

          Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.

          The Underwriting Agreement with CW Fund Distributors, Inc. (the "Underwriter") provides that the Underwriter, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 28.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

          (a) The Adviser is a registered investment adviser providing investment advisory services to the Registrant. The Adviser has been engaged since 1932 in the business of providing investment advisory services to individual and institutional clients.

          (b) The following list sets forth the principals of the Adviser. No principal of the Adviser was engaged in any other business, profession, vocation or employment of a substantial nature during the past two years. The business address of each principal of the Adviser is One Broadway, New York, New York 10004.


               (1)  Malcolm D. Clarke, Jr.

               (2)  Jeanne M. Harrington

               (3)  James G. Pepper

               (4)  Francis S. Branin, Jr.

               (5)  Cheryl L. Grandfield

               (6)  Paul R. Barkus

               (7)  Brandon Reid

               (8)  H. Dean Benner

               (9)  Gregory E. Ratte

               (10) Deborah C. Foord

               (11) Benjamin C. Halliburton


Item 29.  Principal Underwriters
--------  ----------------------

          (a) CW Fund Distributors, Inc. also serves as underwriter for a number of investment companies for which its sister company, Countrywide Fund Services, Inc., acts as administrator.

                                       Position                  Position
                                         with                      with
          (b)  Name                  Underwriter                Registrant
               ----                  -----------                ----------

               Angelo R. Mozilo      Chairman of                   None
                                     the Board
                                     and Director

               Andrew S. Bielanski   Director                      None

               Thomas H. Boone       Director                      None

               Marshall M. Gates     Director                      None



               Robert H. Leshner     Vice Chairman                 None
                                     and Director

               Mark J. Seger         Vice President                Treasurer

               Maryellen Peretzky    Vice President                None

               John F. Splain        Vice President,               Secretary
                                     Sercretary and
                                     General Counsel

               Robert G. Dorsey      President and                 Vice
                                     Treasurer                     President

               M. Kathleen Leugers   Vice President                None

               Terrie A. Wiedenheft  Vice President                None
                                     and Controller

               Elizabeth A. Santen   Assistant                     None
                                     Secretary

               The address of all of the above-named persons is 312 Walnut Street, Cincinnati, Ohio 45202.

          (c)  Inapplicable

Item 30.  Location of Accounts and Records
--------  --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its principal office located at 312 Walnut Street, Cincinnati, Ohio 45202 as well as at the office of the Adviser located at One Broadway, New York, New York 10004.

Item 31.  Management Services Not Discussed in Parts A or B
--------  -------------------------------------------------

          Inapplicable

Item 32.  Undertakings
--------  ------------

          (a)  Inapplicable

          (b)  Inapplicable

          (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and State of Ohio on the 31st day of March, 1998.

                     BRUNDAGE, STORY AND ROSE INVESTMENT TRUST


                     By: /s/John F. Splain    By: /s/ John A. Dudley
                        --------------------     ----------------------
                         John F. Splain,          John A. Dudley,
                         Attorney-in-Fact         Attorney-in-Fact

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signature                  Title
     ---------                  -----


-------------------------       President
Malcolm D. Clarke, Jr.*         and Trustee


/s/ Mark J. Seger               Treasurer          March 31, 1998
-------------------------
Mark J. Seger


-------------------------       Vice President
James G. Pepper*                and Trustee


-------------------------       Vice President
Francis S. Branin, Jr.*         and Trustee


-------------------------       Vice President
Cheryl L. Grandfield*           and Trustee


-------------------------
Charles G. Watson*              Trustee


-------------------------       Trustee            By: /s/John F. Splain
Jerome B. Lieber*                                      -----------------------
                                                       John F. Splain,
                                                       Attorney-in-Fact*
                                                       March 31, 1998
-------------------------       Trustee
Antoinette Geyelin Hoar*


-------------------------       Trustee            By: /s/John A. Dudley
William M.R. Mapel*                                    -----------------------
                                                       John A. Dudley
                                                       Attorney-in-Fact*
                                                       March 31, 1998
-------------------------       Trustee
Crosby R. Smith*

                                INDEX TO EXHIBITS

(1)(i)     Agreement and Declaration of Trust*

(1)(ii)    Amendments to Agreement and Declaration of Trust*

(2)        Bylaws*

(3)        Inapplicable

(4)        Specimen of Share Certificate*

(5)(i)     Advisory Agreement*

(5)(ii)    Agreement to Transfer Investment Advisory Contract*

(6)(i)     Underwriting Agreement*

(6)(ii)    Form of Underwriter's Dealer Agreement*

(7)        Inapplicable

(8)        Custody Agreement*

(9)(i)     Administrative Services Agreement*

(9)(ii)    Accounting Services Agreement*

(9)(iii)   Transfer, Dividend Disbursing, Shareholder
           Service and Plan Agency Agreement*

(10)       Opinion and Consent of Counsel*

(11)       Consent of Independent Public Accountants

(12)-(13)  Inapplicable

(14)(i)    Brundage, Story and Rose Individual Retirement
           Account Plan*

(14)(ii)   Brundage, Story and Rose 403(b) Retirement Plan*

(15)(i)    Plan of Distribution Pursuant to Rule 12b-1*

(15)(ii)   Implementation Agreement*

(16)       Computations of Performance Quotations*

(17)(i)    Financial Data Schedule -- Brundage, Story and Rose
           Equity Fund

    (ii)   Financial Data Schedule -- Brundage, Story and Rose
           Short/Intermediate Term Fixed-Income Fund

(18)       Inapplicable

----------------------------
*    Incorporated  by  reference to the Trust's  registration  statement on Form
     N-1A.